                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ / Preliminary Proxy Statement               / / Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                           BEVERLY ENTERPRISES, INC.
________________________________________________________________________________
               (Name of Registrant as Specified in its Charter)
________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
   /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
   or Item 22(a)(2) of Schedule 14A.
   / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
   / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   (1) Title of each class of securities to which transaction applies:
________________________________________________________________________________
   (2) Aggregate number of securities to which transaction applies:
________________________________________________________________________________
   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________________________
   (4) Proposed maximum aggregate value of transaction:
________________________________________________________________________________
   (5) Total fee paid:

                                    $125
________________________________________________________________________________
   / / Fee paid previously with preliminary materials.

   / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1) Amount Previously Paid:
________________________________________________________________________________
   (2) Form, Schedule or Registration Statement No.:
________________________________________________________________________________
   (3) Filing Party:

                          BEVERLY ENTERPRISES, INC.
________________________________________________________________________________
   (4) Date Filed:


________________________________________________________________________________

                           BEVERLY ENTERPRISES, INC.

                              5111 ROGERS AVENUE,
                                   SUITE 40-A
                        FORT SMITH, ARKANSAS 72919-0155
                                 (501) 452-6712

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 13, 1996

To the Stockholders:

     The Annual Meeting of Stockholders of Beverly Enterprises, Inc., will be held at the Holiday Inn, 700 Rogers Avenue, Fort Smith, Arkansas, on Thursday, June 13, 1996, at 10:00 a.m., local time for the following purposes:

     1. To elect nine members of the Board of Directors;

     2. To approve the Beverly Enterprises, Inc. 1996 Long-Term Incentive Plan;

     3. To ratify the appointment of Ernst & Young LLP as independent auditors for 1996;

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Nominees for election as directors at the Annual Meeting and any adjournments thereof (the "Annual Meeting") are Beryl F. Anthony, Jr., David R. Banks, James R. Greene, Boyd W. Hendrickson, Edith E. Holiday, Jon E. M. Jacoby, Risa J. Lavizzo-Mourey, M.D., Louis W. Menk, and Marilyn R. Seymann, all of whom are presently serving as directors of the Company.

     The Board of Directors has fixed the close of business on April 15, 1996, as the record date for the determination of stockholders who are entitled to notice of and to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be open to the examination of any stockholder for any purpose germane to the Annual Meeting at the offices of Beverly Enterprises, Inc., 5111 Rogers Avenue, Suite 40-A, Fort Smith, Arkansas, during ordinary business hours for 10 days prior to the Annual Meeting.

     We encourage you to attend the Annual Meeting. Whether you are able to attend or not, we urge you to indicate your vote on the enclosed proxy card FOR the election of directors named in the attached Proxy Statement; FOR the approval of the Beverly Enterprises, Inc. 1996 Long-Term Incentive Plan; and FOR ratification of the appointment of Ernst & Young LLP as independent auditors for 1996. Please sign, date and return the proxy card promptly in the enclosed envelope. If you attend the Annual Meeting, you may vote in person even if you have previously mailed a proxy card.

                                             By Order of the Board of Directors


                                                   ROBERT W. POMMERVILLE
                                                         Secretary

May 2, 1996
Fort Smith, Arkansas

                           BEVERLY ENTERPRISES, INC.

                              5111 ROGERS AVENUE,
                                   SUITE 40-A
                        FORT SMITH, ARKANSAS 72919-0155
                                 (501) 452-6712

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 13, 1996

     The accompanying proxy is solicited by the Board of Directors of Beverly Enterprises, Inc. (the "Company") to be voted at the Annual Meeting of Stockholders to be held June 13, 1996, and any adjournments of the meeting (the "Annual Meeting"). It is anticipated that this proxy material will be mailed on or about May 2, 1996, to stockholders of record on April 15, 1996.

     A copy of the annual report of the Company for the year ended December 31, 1995, including consolidated financial statements, is enclosed herewith. THE COMPANY WILL PROVIDE WITHOUT CHARGE TO ANY PERSON SOLICITED HEREBY, UPON THE WRITTEN REQUEST OF SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1995, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH REQUESTS SHOULD BE DIRECTED TO ROBERT W. POMMERVILLE, SECRETARY OF THE COMPANY, AT THE COMPANY'S PRINCIPAL EXECUTIVE OFFICES, 5111 ROGERS AVENUE, SUITE 40-A, FORT SMITH, ARKANSAS 72919-0155, (501) 452-6712.

     A stockholder giving a proxy has the power to revoke it at any time before it is exercised. A proxy may be revoked by filing with the Secretary of the Company (i) a signed instrument revoking the proxy, or (ii) a duly executed proxy bearing a later date. A proxy may also be revoked if the person executing the proxy is present at the meeting and elects to vote in person. If the proxy is not revoked, it will be voted by those therein named.

                               VOTING PROCEDURES

     The close of business on April 15, 1996 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. As of the close of business on such date, the Company had outstanding and entitled to vote 99,944,735 shares of Common Stock, par value $.10 per share (the "Common Stock"). Each holder of shares of Common Stock is entitled to one vote per share on each matter to be considered. Stockholders are not permitted to cumulate votes for the purpose of electing directors or otherwise.

     The presence in person or by proxy of the holders of a majority of the shares entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting.

     A plurality of the shares voted in person or by proxy at the Annual Meeting is required for the election of directors. The affirmative vote of the holders of shares of Common Stock representing a majority of the shares voted at the Annual Meeting is required for the approval of the Beverly Enterprises, Inc. 1996 Long-Term Incentive Plan, the ratification of the appointment of Ernst & Young LLP as independent auditors for 1996 and the approval of such other matters (other than the election of directors) as may properly come before the Annual Meeting.

     Under the Company's by-laws and Delaware law: (i) shares at the Annual Meeting which are represented by proxies that reflect abstentions or broker non-votes (i.e., shares held by a broker or nominee which are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum; (ii) there is no cumulative voting and the director nominees receiving the highest number of votes, up to the number of directors to be elected, are elected and, accordingly, abstentions, broker non-votes and withholding of authority to vote will not affect the election of directors; and
(iii) proxies that reflect abstentions as to a particular proposal will be treated as voted for purposes of determining whether the proposal is approved or rejected and will have the same effect as a vote against that proposal, while proxies that reflect broker non-votes will be treated as unvoted for purposes of determining approval of that proposal and will not be counted as votes for or against that proposal.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth information as of April 15, 1996, relating to the beneficial ownership of Common Stock by each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, based solely upon filings made by such persons with the Securities and Exchange Commission. Percentages in the table were calculated based on the number of shares of Common Stock outstanding at April 15, 1996.

                                                                                    PERCENT
                                                                     NUMBER OF        OF
                                                                     SHARES OF      TOTAL
                                                                      COMMON        COMMON
                                 NAME                                  STOCK        STOCK
    ---------------------------------------------------------------  ---------      ------
    Cecil S. Harrell...............................................  5,071,253(1)     5.1%
      ("Harrell")
      910 Himes Avenue South
      Tampa, FL 33629
    Loomis, Sayles & Company, L.P..................................  6,875,700(2)     6.9%
      ("Loomis")
      One Financial Center
      Boston, MA 02111
    Wellington Management Company..................................  9,086,918(3)     9.1%
      ("WMC")
      75 State Street
      Boston, MA 02109

- ---------------

(1) Based on the latest schedule 13D, dated August 18, 1995, provided to the Company by Harrell, Harrell had sole voting and dispositive power with respect to 5,070,620 shares.

(2) Based on the latest schedule 13G, dated February 12, 1996, provided to the Company by Loomis, Loomis had sole voting power with respect to 2,071,100 shares and shared dispositive power with respect to 6,875,700 shares.

(3) Based on the latest schedule 13G, dated February 9, 1996, provided to the Company by WMC, WMC had shared voting power with respect to 3,899,179 shares and shared dispositive power with respect to 9,086,918 shares.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth as of April 15, 1996, the amount of Common Stock beneficially owned by each of the Company's directors, each executive officer named in the Summary Compensation Table, and all directors and executive officers as a group based on information obtained from such persons.

                   AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP

                                               SOLE
                                              VOTING         OPTIONS                             PERCENTAGE
                                               AND         EXERCISABLE     OTHER                     OF
                                            INVESTMENT      WITHIN 60    BENEFICIAL                COMMON
                                              POWER           DAYS       OWNERSHIP     TOTAL       STOCK
                                            ----------     -----------   ---------   ----------  ----------
Beryl F. Anthony, Jr. ....................          0         20,000            0        20,000     *
David R. Banks............................    188,226(1)     360,000        6,533(2)    554,759     *
Curt F. Bradbury(4).......................          0              0            0             0     *
James R. Greene...........................        500         20,000            0        20,500     *
Boyd W. Hendrickson.......................     82,348(1)     141,500       18,969(2)    242,817     *
Edith E. Holiday..........................          0          5,000          200(2)      5,200     *
Jon E.M. Jacoby...........................          0         20,000            0        20,000     *
Ronald C. Kayne(4)........................          0              0            0             0     *
Risa J. Lavizzo-Mourey, M.D...............          0          5,000            0         5,000     *
Louis W. Menk.............................          0          5,000        5,000(3)     10,000     *
T. Jerald Moore...........................     85,902(1)      69,700            0       155,602     *
Marilyn R. Seymann........................      1,000          5,000            0         6,000     *
Bobby W. Stephens.........................    275,503(1)      32,500        4,486(2)    312,489     *
Will K. Weinstein(4)......................          0              0            0             0     *
Robert D. Woltil(4).......................     25,487              0            0        25,487     *
All Directors and Executive Officers
  as a Group (18 Persons).................    812,255        840,527       42,253     1,695,035    1.7%

- ---------------

 *  Percentage of Common Stock owned does not exceed 1%.

(1) Includes shares allocated to the employee through participation in the Company's Employee Stock Purchase Plan.

(2) Shares owned by family members.

(3) Shares held by a trust over which Mr. Menk has investment and revocation power.

(4) Mr. Bradbury did not stand for re-election as a director in May 1995; Mr. Kayne resigned as an executive officer in May 1995; Mr. Weinstein resigned as a director in June 1995; and Mr. Woltil resigned as an executive officer in January 1996.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

     One of the purposes of the Annual Meeting is to elect nine directors to hold office until the 1997 annual meeting and until successors are elected and qualified. Nominees for election as directors at the Annual Meeting are Beryl F. Anthony, Jr., David R. Banks, James R. Greene, Boyd W. Hendrickson, Edith E. Holiday, Jon E. M. Jacoby, Risa J. Lavizzo-Mourey, M.D., Louis W. Menk, and Marilyn R. Seymann, all of whom are presently serving as directors of the Company.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES NAMED ABOVE. UNLESS OTHERWISE DIRECTED ON THE PROXY CARD, THE PROXY HOLDERS NAMED THEREIN WILL VOTE FOR THE ELECTION OF THE NOMINEES NAMED ABOVE. BY APPROPRIATE INDICATION ON THE PROXY CARD, STOCKHOLDERS MAY INSTRUCT THE PROXY HOLDERS TO VOTE FOR SOME BUT NOT ALL OF THE NOMINEES NAMED ABOVE. IN THE EVENT THAT ANY NOMINEE IS UNABLE TO SERVE, AN EVENT NOT NOW

ANTICIPATED, THE PROXIES WILL THEN BE VOTED FOR ANY NOMINEE WHO SHALL BE DESIGNATED BY THE PRESENT BOARD OF DIRECTORS TO FILL THE VACANCY.

                    INFORMATION ABOUT NOMINEES FOR DIRECTOR

     The following table contains certain information as of April 15, 1996, with respect to the persons who have been nominated to serve as directors for the term beginning June 13, 1996.

                                                    POSITIONS AND OFFICES          DIRECTOR
                  NAME                 AGE             WITH THE COMPANY             SINCE
    ---------------------------------  ---         ------------------------      ------------
    Beryl F. Anthony, Jr.(a)(b)(e)     58          Director                          1993
    David R. Banks(c)                  59          Chairman of the Board,
                                                     Chief Executive
                                                     Officer and Director            1979
    James R. Greene(a)(d)              74          Director                          1991
    Boyd W. Hendrickson(c)             51          President, Chief
                                                     Operating Officer and
                                                     Director                        1995
    Edith E. Holiday(b)(d)(e)          44          Director                          1995
    Jon E. M. Jacoby(a)(c)             58          Director                          1987
    Risa J. Lavizzo-Mourey,            41          Director
      M.D.(a)(d)                                                                     1995
    Louis W. Menk(b)(d)(e)             78          Director                          1989
    Marilyn R. Seymann(b)(c)(d)(e)     53          Director                          1995

- ---------------

(a) Member of the Audit Committee

(b) Member of the Compensation Committee

(c) Member of the Executive Committee

(d) Member of the Quality Management Committee

(e) Member of the Nominating Committee

     The following is a summary of the business experience of the persons who have been nominated to serve as directors of the Company.

     Beryl F. Anthony, Jr. Mr. Anthony served in Congress and was Chairman of the Democratic Congressional Campaign Committee from 1987 through 1990. In 1993, he became a partner in the law firm of Winston & Strawn.

     David R. Banks. Mr. Banks served as President from October 1979 to September 1995 and has served as Chief Executive Officer since May 1989 and Chairman of the Board since March 1990. Mr. Banks is a director of Nationwide Health Properties, Inc., Ralston Purina Company and Wellpoint Health Networks, Inc.

     James R. Greene. Mr. Greene's principal occupation has been that of a director and consultant to various U.S. and international businesses since 1986. He is a director of a number of mutual funds of Alliance Capital Management Corporation, Buck Engineering Company and Bank Leumi.

     Boyd W. Hendrickson. Mr. Hendrickson joined the Company in 1988 as a Division President. He was elected Vice President -- Marketing in May 1989, Executive Vice President -- Operations and Marketing in February 1990 and President of Beverly Health and Rehabilitation Services ("BHRS") in January 1995. In September 1995, he was elected President, Chief Operating Officer and Director.

     Edith E. Holiday. Ms. Holiday is an attorney. She served as White House Liaison for the Cabinet and all federal agencies during the Bush administration. Prior to that, Ms. Holiday served as General Counsel of the

U. S. Treasury Department, as well as its Assistant Secretary of Treasury for Public Affairs and Public Liaison. She is a director of Amerada Hess Corporation, Bessemer Trust Company, N.A., Bessemer Trust Company of New Jersey, Hercules Incorporated and H.J. Heinz Company.

     Jon E. M. Jacoby. Mr. Jacoby is Executive Vice President, Chief Financial Officer and a director of Stephens Group, Inc., an energy, agricultural and investment firm. Mr. Jacoby has held the indicated positions with Stephens Group, Inc. since 1986 and, prior to that time, served as Manager of the Corporate Finance Department and Assistant to the President of Stephens Inc. Mr. Jacoby is a director of American Classic Voyages Company, Delta and Pine Land Company, Inc. and Medicus Systems, Inc.

     Risa J. Lavizzo-Mourey, M.D. Dr. Lavizzo-Mourey is Director of the Institute of Aging, Chief of the Division of Geriatric Medicine and Associate Executive Vice President for health policy at the University of Pennsylvania, Ralston-Penn Center. From 1992 to 1994, Dr. Lavizzo-Mourey was in the Senior Executive Service in the Agency for Health Care Policy and Research, U.S. Public Health Service of the Department of Health and Human Services. Dr. Lavizzo-Mourey is a director of Medicus Systems, Inc. and Nellcor Puritan Bennett.

     Louis W. Menk. Mr. Menk is Chairman of Black Mountain Gas Company. He retired in 1982 as Chairman and Chief Executive Officer of International Harvester Company, the predecessor to Navistar International Corporation.

     Marilyn R. Seymann. Ms. Seymann is President and Chief Executive Officer of M One, Inc., a management and information systems consulting firm specializing in the financial services industry. From 1990 to 1993, Ms. Seymann was Director and Vice Chairman of the Federal Housing Finance Board. Prior to that, she served as Managing Director of Andersen Asset Based Services, a unit of Arthur Andersen LLP. From 1986 to 1990, Ms. Seymann was Executive Vice President of Chase Bank of Arizona and served as President, Private Banking of Chase Trust Company from 1987 to 1990.

                COMPENSATION OF DIRECTORS AND OTHER INFORMATION
                    CONCERNING THE BOARD AND ITS COMMITTEES

     In 1995, directors, other than Mr. Banks and Mr. Hendrickson, received an annual retainer fee of $22,000 for serving as a director and an additional fee of $1,000 for each Board or committee meeting attended. Mr. Banks, the current Chairman of the Board and Chief Executive Officer of the Company, and Mr. Hendrickson, the current President and Chief Operating Officer of the Company, received no additional cash compensation for serving on the Board or its committees.

     Pursuant to the Beverly Enterprises, Inc. Non-Employee Directors' Stock Option Plan, each non-employee director is automatically granted an option to purchase 2,500 shares of Common Stock on June 1 of each year, at an exercise price of 100 percent of the fair market value of such Common Stock on the respective grant dates. The options become fully exercisable one year from the grant date.

     Directors who are not employees of the Company and have served as directors for at least five years participate in the Retirement Plan for Outside Directors which is an unfunded, non-qualified retirement plan. The retirement benefit is equal to the product of (a) the director's annual retainer fee immediately preceding the director's retirement from the Board times (b) the number of years the director served on the Board up to a maximum of ten. The retirement benefit is payable in monthly installments beginning at age seventy (70), based on the years of service up to ten, until the earlier of the full payment of the benefit or the death of the retired director.

     During 1995, there were 13 meetings of the Board. Each director attended 75% or more in the aggregate of the meetings of the Board and committees on which the director served.

     The Executive Committee, which met four times during 1995, is delegated authority to exercise all of the authority of the Board during the intervals between meetings except that authority delegated to other committees or extraordinary actions.

     The Audit Committee, which met three times during 1995, reviews and acts, or reports to the Board, with respect to various auditing and accounting matters, including the selection of the Company's independent auditors, the scope of audit procedures, the nature of services to be performed for the Company by and the fees to be paid to the independent auditors, oversight of the Company's internal audit function, the performance of the Company's independent auditors and the accounting practices of the Company.

     The Nominating Committee, which met three times during 1995, is delegated the following responsibilities: (i) identification and recommendation for nomination of candidates to stand for election to the Board and (ii) establishment of procedures for the nomination process and criteria for the selection of nominees, including stockholders' suggestions of nominees for director that are submitted in writing in compliance with the Company's by-laws. (See "Requirements, Including Deadlines for Submissions of Proxy Proposals, Nomination of Directors, and Other Business by Stockholders", on page 25). The Nominating Committee is also responsible for administering the Board's self-evaluation.

     The Quality Management Committee, which met four times during 1995, monitors the quality of service provided by the Company and reports to the Board progress made toward reaching quality goals.

     The Compensation Committee met three times during 1995. See the Compensation Committee Report on Executive Compensation below for a discussion of the Compensation Committee functions.

                         COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Company's Board of Directors (the Committee) is composed of four independent, non-employee Directors. Curt F. Bradbury served on the Committee until he left the Board in May 1995. The Committee's overall philosophy is to ensure executive compensation policies are directly aligned and consistent with the strategic goals and objectives of the Company. The Committee approves the design of compensation programs and evaluates their effectiveness.

COMPENSATION PHILOSOPHY

     The Company's primary business objective is to maximize long-term stockholder value. Our compensation philosophy and the underlying compensation programs are designed to directly support the Company's overall business objectives by:

     - Allowing the Company to recruit, retain and develop highly qualified executive and employee talent

     - Directly linking individual compensation with Company, subsidiary, region, area, facility and individual performance

     - Maintaining compensation levels that are competitive (targeted at the median of the Competitive Market discussed below)

     - Emphasizing the at-risk portion of compensation through incentive programs which properly reflect and reward both short- and long-term performance

     - Promoting stock ownership and encouraging stock retention

     The Committee evaluates each element of compensation and total compensation. It relies on input from the Chief Executive Officer and an independent compensation consultant who assists in this process.

     In comparing executive compensation levels in the marketplace, the Committee considered data from three different sources. The first source was a nationally known published survey of Fortune 500 companies. From this survey, companies comparable to the Company's size in the service industry were selected. The next source was an analysis of five companies that operate facilities similar to the Company's facilities. The third source was companies comprising the S & P Healthcare Composite Index, which is the peer group used in the performance graph on page 14. Because the Committee found that none of the three data sources was a perfect match for the Company, the Committee selected an average of the three (the "Competitive Market") in evaluating and comparing each element of compensation. The Competitive Market is used in evaluating each element of executive compensation for all executive officers of the Company.

     The Company annually reviews and approves the sources of data used in the evaluation of compensation. The Committee has targeted the Company's compensation to be at the median (50th percentile) level of the Competitive Market for each element of compensation. Actual compensation levels paid in 1995 met the median level of the Competitive Market for the executive officers.

BASE SALARY

     The Committee regularly reviews the base salary of corporate officers. In addition to targeting the median of the Competitive Market, the Committee also considers the level and scope of responsibility, experience, performance and internal equity. No specific weighting is assigned to each of these criteria.

     The base salary for Mr. Banks, Chairman of the Board and Chief Executive Officer of the Company, and other corporate officers, was reviewed at the December 7, 1995 meeting of the Committee. Based on the Company's financial and operational performance in 1995, Mr. Banks' salary was adjusted, effective January 1, 1996, to $596,125, which represents a 5% reduction from Mr. Banks' base salary in 1995. This adjustment placed Mr. Banks' base salary below the median base salary of the Competitive Market. The Committee reached this decision based on the Company's overall financial performance as measured relative to budget. The Committee also implemented a 5% reduction in base salary for substantially all corporate and subsidiary officers, including Messrs. Hendrickson, Moore and Stephens.

ANNUAL INCENTIVES

     The annual incentive plans are designed to provide a direct link between Company and individual performance over the short term. The Company maintains two plans with similar operating characteristics, one for operations management and one for corporate management. Both plans have as their initial performance criteria the overall quality of service being provided. If acceptable levels of quality are being provided, measured against an internal standard as approved by the Quality Management Committee of the Board, then financial performance for the Company or the individual area of responsibility, as appropriate, is measured. For executive officers named in the Summary Compensation Table, Company-wide and applicable subsidiary performance measures are considered in determining the annual incentive. To promote stock ownership, 20% of annual incentive awards for executive officers is paid in other stock units, which vest one year from the date the award was granted.

     In calculating the 1995 annual incentive for Mr. Banks, the Committee first established a target percentage of base salary (the "target percentage"), a quality trigger, an earnings per share measure and operating margin measure. Incentive targets were then established for earnings per share and operating margin. While the quality trigger was met, the minimum earnings per share and operating margin were not. Therefore, the Committee did not award Mr. Banks, or any other executive officer listed in the Summary Compensation Table, a 1995 annual incentive.

LONG-TERM INCENTIVES

     Long-term incentives are delivered through the Beverly Enterprises, Inc. 1993 Long-Term Incentive Stock Plan (the "1993 Plan"). Stock options are used to reward management's contributions over the long term, with the reward measured by the subsequent appreciation in stock price. Stock options are always granted at fair market value. Phantom units, under the 1993 Plan, are used to encourage and promote retention. At December 31, 1995, Mr. Banks owned 134,522 shares of Common Stock and was vested in options to purchase 360,000 shares of Common Stock. During 1995, the Company did not award Mr. Banks any options to purchase shares of Common Stock. He was not awarded phantom units for 1995 since performance did not meet targets. The Committee used the same analysis in determining not to award stock options or phantom units to any executive officers, except in connection with election to new positions during 1995.

STOCK OWNERSHIP REQUIREMENT

     To align management's interests with those of stockholders, the Company has a stock ownership requirement. Each officer down through the level of Vice President is required to own Company securities with a value based on a multiple of the officer's base salary by the later to occur of the third anniversary of the officer's election or January 1997. Failure to comply with this requirement may result in reduction in or suspension from participation in the Company's incentive plans. The Chief Executive Officer is required to own securities with a market value of three times his base salary.

$1 MILLION LIMIT ON COMPENSATION

     Section 162(m) of the Internal Revenue Code generally limits the corporate deduction for compensation paid to executive officers named in the Summary Compensation Table to $1 million, unless certain requirements are met qualifying the compensation as performance-based. Qualifying the compensation as performance-based requires that the awards be based solely on objective criteria.

     The Committee desires that all incentive compensation programs for executive officers be qualified as performance-based, thus ensuring the Company retains the tax deductibility. In 1994, the Committee, therefore, approved a change in the design and operation of both the annual and long-term incentive plans, which change was then approved by the stockholders in May of 1994. Stockholders are being asked to approve the Beverly Enterprises, Inc. 1996 Long-Term Incentive Plan (the "1996 Plan") this year, which provides certain features designed to ensure tax deductibility of awards granted under the Plan.

FUTURE STRATEGY

     The Committee, in early 1996, took two steps to significantly change the direction of compensation to make it more performance-based. The first step was to issue performance-based restricted stock on February 9, 1996. Performance targets were set for the five calendar-year performance periods from 1996 through 2000. Performance is measured by appreciation in the price of Common Stock from December 31, 1995. To satisfy the performance restriction, the Common Stock must close at or above the performance target for at least five consecutive trading days on the New York Stock Exchange. Achievement of the performance target for any performance period is deemed to be achievement of the performance target for all prior performance periods. The performance target for 1996 was set at a stock price of $14.00, which represents an appreciation of 31.76% during 1996. The performance targets for subsequent performance periods were set at an annual compound appreciation of 15% from the 1996 target. If all performance targets are met, the stock price will have risen to $24.50 and stockholders will have enjoyed a 131% increase in the value of their investment over the five-year period.

     Mr. Banks was awarded 60,000 shares which will vest, if the performance target is met, on February 10 following the performance period at a rate of 10%, 20%, 20%, 25% and 25% for 1996, 1997, 1998, 1999 and 2000, respectively. Messrs.
Hendrickson, Moore and Stephens were granted 50,000, 40,000 and 40,000, shares respectively with the same vesting schedule as the grant to Mr. Banks.

     The second step taken was the engagement of a consulting firm to make a comprehensive review of executive compensation and to make recommendations to the Committee on how to more effectively make a meaningful percentage of the compensation of every executive officer be performance-based. The consulting firm has just begun the review. The Committee anticipates reporting to you the results and implementation of the strategy in its next report. The consulting firm has recommended to the Committee and the Board adopted, on April 11, 1996, the 1996 Plan, as a first step to provide the Committee with a stock-based plan that can be used for awards, once the strategy is developed and implemented. The 1996 Plan is subject to stockholder approval at the Annual Meeting.

     In addition, the Board of Directors approved, on the recommendation of the Committee, the reinstatement of the 5% reduction in base salary for corporate and subsidiary officers, excluding Mr. Banks, that became effective January 1, 1996. The reinstatement will become effective July 1, 1996 if the Company's financial performance in the first six months of 1996 meets or exceeds the Company's 1996 performance plan.

                                            COMPENSATION COMMITTEE

                                            Beryl F. Anthony, Jr.
                                            Curt F. Bradbury
                                            Edith E. Holiday
                                            Louis W. Menk
                                            Marilyn R. Seymann

     The Compensation Committee Report on Executive Compensation shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities and Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No Committee member had any relationship requiring disclosure under any paragraph of Item 404 of Regulation S-K.

                             EXECUTIVE COMPENSATION

     The following table sets forth information with respect to the Chief Executive Officer and the other four most highly compensated individuals in the Company as to whom the total annual salary and bonus for the year ended December 31, 1995, exceed $100,000. All of these individuals were executive officers of the Company at December 31, 1995. In addition, Mr. Kayne, who was not an employee at December 31, 1995, is included pursuant to Item 402(a)(3)(iii) of Regulation S-K.

                           SUMMARY COMPENSATION TABLE

                                                                                                  LONG-TERM
                                                                                                COMPENSATION
                                                                                               AWARDS PAYOUTS
                                                                                            ---------------------
                                              ANNUAL                                        SECURITIES
                                           COMPENSATION          OTHER        RESTRICTED    UNDERLYING
                                        ------------------       ANNUAL         STOCK        OPTIONS/      LTIP       ALL OTHER
          NAME AND            FISCAL    SALARY      BONUS     COMPENSATION      AWARDS         SARS       PAYOUTS    COMPENSATION
     PRINCIPAL POSITION        YEAR       ($)        ($)          ($)         ($)(7)(8)        (#)          ($)         ($)(9)
- ----------------------------- ------    -------    -------    ------------    ----------    ----------    -------    ------------
David R. Banks...............  1995     622,096       None         None            None          None       None         51,973
Chairman of the Board and      1994     539,170    173,384         None         151,711        60,000       None         51,469
Chief Executive Officer        1993     519,231    188,000(3)      None         164,500       100,000       None         48,345
Boyd W. Hendrickson..........  1995     392,862       None         None         412,500        70,000       None         38,100
President and Chief            1994     323,502     80,912         None          70,798        30,000       None         40,646
Operating Officer(1)           1993     311,538     87,200(3)      None          76,300        50,000       None         18,815
Ronald C. Kayne former.......  1995     167,008       None         None            None          None     11,939        337,913
Executive Vice President and   1994     296,233     71,672         None          62,713        30,000       None         26,185
President -- Pharmacy          1993     280,492     55,200(3)    79,219(4)       48,300        50,000       None         26,238
Corporation of America(2)
T. Jerald Moore..............  1995     284,635       None         None            None          None       None         21,804
Executive Vice President --    1994     259,585     64,930       16,973(5)       56,813        30,000       None         20,206
Business Development and       1993     229,807     60,000(3)    65,363(5)      685,000       128,000       None         11,712
Planning
Bobby W. Stephens............  1995     288,410       None         None            None          None       None         35,437
Executive Vice President --    1994     269,594     67,427         None          58,999        30,000       None         30,966
Asset Management               1993     259,615     72,800(3)      None          63,700        50,000       None         32,421
Robert D. Woltil former......  1995     316,933       None       75,000(6)         None          None       None         25,083
Executive Vice President and   1994     258,316     64,930         None          56,815        30,000       None         28,621
President -- Pharmacy          1993     219,231     61,600(3)      None         447,370        81,000       None         23,846
Corporation of America(2)

- ---------------

(1) Mr. Hendrickson was elected to his current position on September 29, 1995. Prior to that he was Executive Vice President and President-BHRS.

(2) Mr. Kayne resigned from the position indicated effective May 31, 1995. Mr. Woltil was elected to fill the position vacated by Mr. Kayne on June 12, 1995. Mr. Woltil remained as Executive Vice President and President of Pharmacy Corporation of America until his resignation on January 17, 1996.

(3) The bonus amounts indicated for 1993 have been restated to move that portion of the bonus paid in other stock units to the column "Restricted Stock Awards" to more clearly reflect the nature of the award.

(4) Relocation allowance paid to Mr. Kayne pursuant to the First Amendment to Agreement Concerning Benefits Upon Severance entered into between the Company and Mr. Kayne during 1993, in connection with his relocation from Arkansas to Colorado.

(5) Relocation costs and expenses of $47,590 and reimbursement of taxes payable on relocation costs and expenses of $17,773 paid in 1993 in connection with Mr. Moore's relocation to Arkansas from Connecticut. An additional payment of $16,973 was made in 1994 in connection with his purchase of a residence in Arkansas.

(6) Relocation allowance paid to Mr. Woltil in connection with his relocation from Arkansas to Florida.

(7) Amounts shown as Restricted Stock Awards consist of the following (shown in dollars) (The Company does not currently pay dividends on its Common Stock):

                                  YEAR   MR. BANKS   MR. HENDRICKSON   MR. KAYNE   MR. MOORE   MR. STEPHENS   MR. WOLTIL
                                  -----  ---------   ---------------   ---------   ---------   ------------   ----------
     Restricted Stock              1995      None        412,500(a)        None        None         None           None
     Grants                        1994      None           None           None        None         None           None
                                   1993      None           None           None     632,500(b)      None        393,750(c)
     Award Pursuant to             1995      None           None           None        None         None           None
     the Annual Incentive          1994    43,346         20,228         17,918      16,232       16,857         16,239
     Plan (d)                      1993    47,000         21,800         13,800      15,000       18,200         15,400
     Award Pursuant                1995      None           None           None        None         None           None
     to the Equity Incentive       1994   108,365         50,570         44,795      40,581       42,142         40,576
     Plan (e)                      1993   117,500         54,500         34,500      37,500       45,500         38,220
     Total                         1995      None        412,500           None        None         None           None
                                   1994   151,711         70,798         62,713      56,813       58,999         56,815
                                   1993   164,500         76,300         48,300     685,000       63,700        447,370

- ---------------

(a) The total $412,500 restricted stock award to Mr. Hendrickson in 1995 consists of, on October 2, 1995, at which time the closing price of the Common Stock was $13.75, a grant of 30,000 shares which vest twenty-five percent per year beginning one year from the date of grant.

(b) The total of $632,500 of restricted stock awards to Mr. Moore in 1993 consists of: (i) on January 28, 1993, at which time the closing price of the Common Stock was $13.25, a grant of 20,000 shares, which vests twenty percent per year beginning one year from the grant date and (ii) on July 15, 1993, at which time the closing price of the Common Stock was $13.125, a grant of 28,000 shares which vests twenty percent per year beginning one year from the grant date.

(c) The total $393,750 restricted stock award to Mr. Woltil in 1993 consists of, on July 15, 1993, at which time the closing price of the Common Stock was $13.125, a grant of 30,000 shares which vest twenty percent per year beginning one year from the date of grant.

(d) On February 15 of each year beginning in 1994, the Annual Incentive Plan provides for the payment of 20% of the annual incentive award earned for the previous year's performance to be paid by a grant of other stock units pursuant to the 1993 Plan, vesting one year from the grant date. For 1993, the following other stock units were granted to the named executive officers: Mr. Banks -- 3,357; Mr. Hendrickson -- 1,557; Mr. Kayne -- 986; Mr. Moore -- 1,071; Mr. Stephens -- 1,300; and Mr. Woltil -- 1,100. For 1994, the following number of other stock units were granted to the named executive officers: Mr. Banks -- 3,152; Mr. Hendrickson -- 1,471; Mr.
     Kayne -- 1,303; Mr. Moore -- 1,181; Mr. Stephens -- 1,226; and Mr.
     Woltil -- 1,181. For 1995, no annual incentive award was earned, therefore, no other stock units were granted.

(e) The Equity Incentive Plan provides for the granting of phantom units, with full vesting four years from the grant date. The phantom units are payable, upon vesting, at an amount per unit equal to the fair market value of the Common Stock on that date, in cash, shares of Common Stock or a combination thereof at the discretion of the Compensation Committee. For 1993, the following number of phantom units were granted to the named executive officers, to vest on February 14, 1999: Mr. Banks -- 8,393; Mr.
     Hendrickson -- 3,893; Mr. Kayne -- 2,464; Mr. Moore -- 2,679; Mr.
     Stephens -- 3,250; and Mr. Woltil -- 2,750. For 1994, the following number of phantom units were granted to the named executive officers, to vest on February 14, 2000: Mr. Banks -- 7,881; Mr. Hendrickson -- 3,678; Mr.
     Kayne -- 3,258; Mr. Moore 2,951; Mr. Stephens -- 3,065; and Mr.
     Woltil -- 2,951.

(8) Based on the closing price for the Common Stock of $10.625, at December 29, 1995, the number and value of aggregate restricted stock, other stock unit and phantom unit holdings for the named executive officers are as follows:

                                          MR. BANKS   MR. HENDRICKSON   MR. KAYNE   MR. MOORE   MR. STEPHENS   MR. WOLTIL
                                          ---------   ---------------   ---------   ---------   ------------   ----------
     Restricted Stock         (Shares)        None           None           None      24,800         None         19,200
                              (Value $)       None           None           None     263,500         None        204,000
     Other Stock Units        (Units)        3,152          1,471           None       1,181        1,226          1,181
                              (Value $)     33,490         15,629           None      12,548       13,026         12,548
     Phantom Units            (Units)       16,274          7,571           None       5,630        6,315          5,701
                              (Value $)    172,911         80,442           None      59,819       67,097         60,573

(9) All other compensation consists of the following:

                                  YEAR   MR. BANKS   MR. HENDRICKSON   MR. KAYNE   MR. MOORE   MR. STEPHENS   MR. WOLTIL
                                  -----  ---------   ---------------   ---------   ---------   ------------   ----------
     Car Allowance(a)              1995     2,019          2,019          3,173       2,019        2,019         2,019
                                   1994     7,500          7,500          7,500       7,500        7,500         7,500
                                   1993     7,500          7,500          7,644       6,894        7,500         7,500
     Matching Contribution         1995     2,340          2,340           None       2,340        2,340         2,340
     to Employee Stock             1994     2,340          2,340           None       2,250        2,340         2,340
     Purchase Plan (b)             1993     2,340          1,800           None        None        2,340         2,340
     Executive Medical             1995     6,168          9,660          2,463       4,916       11,545         3,560
     Plan                          1994     7,661         11,479          1,718       5,410        5,697         7,498
                                   1993     7,723          6,960          3,076       3,447        9,010         5,372
     Premiums Under                1995     4,753          2,607          2,202       1,545        1,297           567
     Executive Life                1994     4,410          2,392          2,007       1,353        1,183           510
     Insurance Plan                1993     3,721          2,120          1,855       1,047        1,103           489
     Regular Life                  1995     3,410          1,483            656       1,531        1,113           419
     Insurance Plan(c)             1994     1,125            720          1,125         432          720           255
                                   1993     1,125            435          1,125         324          435           165
     Matching Contribution         1995    30,541         17,249         14,760       6,711       14,381        13,436
     to Executive Retirement       1994    28,258         16,040         13,835       3,086       13,351        10,343
     Plan (d)                      1993    25,936           None         12,538        None       12,033         7,980
     Financial Planning            1995      None           None           None        None         None          None
                                   1994       175            175           None         175          175           175
                                   1993      None           None           None        None         None          None
     Benefit Allowance (e)         1995     2,742          2,742           None       2,742        2,742         2,742
     Severance Payment (f)         1995      None           None        314,659        None         None          None
     Total                         1995    51,973         38,100        337,913      21,804       35,437        25,083
                                   1994    51,469         40,646         26,185      20,206       30,966        28,621
                                   1993    48,345         18,815         26,238      11,712       32,421        23,846

- ---------------

(a) Car allowances were discontinued in 1995. Amounts previously paid were added to base salary.

(b) The Employee Stock Purchase Plan enables all full-time employees which have completed one year of continuous service to purchase shares of Common Stock through payroll deductions of up to $300 per pay period. The Company contributes 30% of the amount of payroll deductions for the participating employee.

(c) Imputed income for life insurance provided under the Company's regular life insurance plan for amounts in excess of $50,000.

(d) The Beverly Enterprises, Inc. Executive Retirement Plan, (the "Executive Retirement Plan") provides that, depending on the Company's profits, the Company will match each participant's annual contribution, based on a sliding scale relating to years of service with the Company, up to a maximum of six percent of a participant's compensation. The Executive Retirement Plan also provides that the Company will pay each participant additional compensation approximately equivalent to the tax liability such participant shall accrue as a result of the Company's contribution. During 1995, 1994 and 1993 the Company contributed 50 percent of the maximum match permitted under the Executive Retirement Plan for each participant. These figures include both the employer match and the additional compensation for reimbursement of taxes.

(e) Reimbursement for premiums paid under regular medical and dental insurance.

(f) Upon his termination of employment as Executive Vice President and President of Pharmacy Corporation of America in May 1995, Mr. Kayne and the Company entered into an agreement under which the Company paid Mr. Kayne a cash severance benefit of $314,659 and agreed to provide certain other benefits for a period of up to three years.

     The Company also entered into a consulting agreement with Mr. Kayne wherein the Company agreed to pay Mr. Kayne, for consulting services, a total of $450,000 in monthly installments of $12,500 commencing June 1, 1995.

     The following tables set forth certain information at December 31, 1995 and for the year then ended with respect to stock options granted to and exercised by the individuals named in the Summary Compensation Table above. No stock appreciation rights have been granted and no options have been granted at an option price below fair market value on the date of the grant.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                     INDIVIDUAL GRANTS
                                   ------------------------------------------------------
                                                      % OF                                       GRANT
                                   NUMBER OF         TOTAL                                    DATE VALUE
                                   SECURITIES       OPTIONS/                                  -----------
                                   UNDERLYING         SARS                                       GRANT
                                    OPTIONS/       GRANTED TO     EXERCISE                       DATE
                                      SARS         EMPLOYEES      OR BASE                       PRESENT
                                    GRANTED        IN FISCAL       PRICE       EXPIRATION        VALUE
               NAME                   (#)             YEAR         ($/SH)         DATE          ($)(2)
- ---------------------------------- ----------      ----------     --------     ----------     -----------
David R. Banks....................      None
Boyd W. Hendrickson...............    70,000(1)       20.9%         13.75      10/01/2000       381,500
Ronald C. Kayne...................      None
T. Jerald Moore...................      None
Bobby W. Stephens.................      None
Robert D. Woltil..................      None
All executive officers as a group
  (9 persons).....................   127,000          37.8%
All non-executive officers as a
  group (19 persons)..............   100,000          29.8%

- ---------------

(1) Nonqualified stock options granted on October 2, 1995 under the 1993 Plan. 25% of these options become fully exercisable one year from the grant date and 25% per year thereafter on a cumulative basis.

(2) Based upon the Black-Scholes Option Valuation Model, which estimates the present dollar value of options to purchase shares of Common Stock to be $5.45 per option share. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, so that there is no assurance the value realized will be at or near the value estimated by the Black-Scholes Model. The assumptions underlying the Black-Scholes Model include: (a) an expected volatility of .3304 based on the thirty-six months prior to the grant date,
    (b) a risk-free rate of
     return of 5.99%, which approximates the five year Treasury bond rate on the grant date, (c) no dividend on the Common Stock, and (d) a five-year period from the grant until expiration.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                                                                                      VALUE OF UNEXERCISED
                                                                              NUMBER OF                   IN-THE-MONEY
                                                                      UNEXERCISED OPTIONS/SARS            OPTIONS/SARS
                                                                           FY-END 12/31/95               FY-END 12/31/95
                                                                                 (#)                         ($)(2)
                                    ACQUIRED ON         VALUE        ---------------------------   ---------------------------
               NAME                EXERCISES (#)   REALIZED ($)(1)   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE   EXERCISABLE
- ---------------------------------- -------------   ---------------   -------------   -----------   -------------   -----------
David R. Banks....................       None             None           95,000        295,000           None       1,821,875
Boyd W. Hendrickson...............       None             None          117,500        109,000           None         672,375
Ronald C. Kayne...................     38,500          223,688             None           None           None            None
T. Jerald Moore...................       None             None           94,300           None           None            None
Bobby W. Stephens.................       None             None           47,500        190,000           None       1,175,500
Robert D. Woltil..................       None             None           66,100         12,200           None          61,300

- ---------------

(1) Value is calculated based on the difference between the option exercise price and the closing market price of the Common Stock on the date of exercise, multiplied by the number of shares to which the exercise of the option relates.

(2) The closing price for the Common Stock as reported by the New York Stock Exchange on December 31, 1995 was $10.625. Value is calculated on the basis of the difference between the option exercise price and $10.625, multiplied by the number of shares of Common Stock underlying the option.

                               PERFORMANCE GRAPH

     The following graph shows a five-year comparison of cumulative total returns for the Company, the S&P 500 Composite Index and the S & P Healthcare Composite Index. The stock price performance shown on the graph below is not necessarily indicative of future price performance.

      Measurement Period                            S&P 500       S&P Health-
    (Fiscal Year Covered)           Company        Composite      care Comp.
1990                                       100             100             100
1991                                       103             130             154
1992                                       151             140             129
1993                                       154             155             118
1994                                       167             157             134
1995                                       123             215             211

     The total cumulative return on investment (change during the year in stock price plus reinvested dividends) for each of the periods for the Company, the S&P 500 Composite Index and the S & P Healthcare Composite Index is based on the stock price or the composite index on December 31, 1990.

     The performance graph and its description above shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities and Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

                                  OTHER PLANS

  Deferred Compensation Plan

     As of July 18, 1991, the Company amended and restated the Deferred Compensation Plan: to allow no future grants; to close and pay out accounts with balances of $10,000 or less; and to fix accounts with balances in excess of $10,000 using the closing price of the Company's Common Stock on the New York Stock Exchange on July 18, 1991, of $11.00, which was credited to participants' Special Ledger Accounts. Messrs. Banks, Hendrickson, and Stephens maintain accounts in the Deferred Compensation Plan which are credited with interest at a rate of 9% per annum.

  Employment Contracts and Termination of Employment and Change in Control Arrangements

     The Company adopted a severance policy, as of December 1, 1989, which provides assistance in the form of a lump sum severance payment to active, full-time, corporate or regional office employees who are permanently, involuntarily and without cause separated from all employment with the Company or its successor. Severance pay is calculated based upon an employee's base weekly pay, position and continuous past service with the Company as of the last day of the employee's active employment. David R. Banks, Boyd W. Hendrickson, T. Jerald Moore, Bobby W. Stephens and Robert D. Woltil would have received $275,135, $164,423, $84,038, $127,592 and $141,923, respectively, if they were entitled to a severance payment as of January 1, 1996.

     Effective December 8, 1995, the Company entered into Change in Control Severance Agreements that provide for payments to be made to the Executive Vice Presidents of the Company including Messrs. Moore and Stephens (the "Severance Agreements"). The Severance Agreements have an initial term of three years, with an automatic extension of one additional day for each day beyond December 8, 1995 that the Executive Vice President (the "Executive") remains employed by the Company until such time as the Company elects to cease such extension by written notice, thereby setting the term to end three years from the written notice. The Severance Agreements provide for specified severance benefits in the event of a change of control and (i) termination of employment of the Executive by the Company without cause or by the Executive for good reason (which includes material reduction in duties or authority, reduction in compensation or benefits, or a relocation of employment from Fort Smith) during a period of two years following the change in control or (ii) termination of employment initiated by the Executive without good cause during the 31 day period commencing on the first day of the 13th month following the change in control.

     For purposes of the Severance Agreements, a change in control shall be deemed to have taken place if: (i) any person, corporation, or other entity or group, including any "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, other than any employee benefit plan then maintained by the Company, becomes the beneficial owner of shares of the Company's Common Stock having 30 percent or more of the total number of votes that may be cast for the election of directors of the Company; (ii) as the result of, or in connection with, any contested election for the Board of Directors of the Company, or any tender or exchange offer, merger or other business combination or sale of assets, or any combination of the foregoing (a "Transaction"), the persons who were directors before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company or its assets, or (iii) at any time (a) the Company shall consolidate with, or merge with, any other Person and the Company shall not be the continuing or surviving corporation, (b) any Person shall consolidate with, or merge with, the Company, and the Company shall be the continuing or surviving corporation and in connection therewith, all or part of the outstanding Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, (c) the Company shall be a party to a statutory share exchange with any other Person after which the Company is a subsidiary of any other Person, or
(d) the Company shall sell or otherwise transfer 50% or more of the assets or earnings power of the Company and its subsidiaries (taken as a whole) to any Person or Persons.

     The severance benefit under the Severance Agreements includes (i) a lump sum payment equal to three times the sum of (a) the Executive's base salary and
(b) the Executive's target bonus under the Company's Annual Incentive Plan, with
(a) and (b) to be determined at either the termination of employment or the change in control so as to produce the greater payment; (ii) vesting of all options, restricted stock, phantom units, and other awards granted to Executive which have not otherwise vested; (iii) continuation, for a period of three years following termination of employment, of participation in the Company's Medical Plan, Executive Medical Reimbursement Plan, and Dental Plan; (iv) relocation to the next base of full-time employment, if commenced within three years of termination of employment, in accordance with the Company's general relocation policy for Executives; (v) a matching contribution to the Company's Executive Retirement Plan for the plan year in which the termination of employment occurs; and (vi) for two years following termination of employment, disability insurance benefits equivalent to the benefits the Executive would have received had he or she remained employed by the Company.

     The Severance Agreements include a provision for a gross-up payment if, in the opinion of a Big 6 accounting firm or if so alleged by the Internal Revenue Service, the aggregate severance benefit described above would cause the payment of any part of such benefit to constitute an "excess parachute payment" as defined in Section 280G(b) of the Internal Revenue Code. The amount of the gross-up payment will be equal to the amount necessary to cause the net amount retained by the Executive, after deduction of any (a) excise tax on the severance benefit, (b) income tax on the gross-up payment, and (c) excise tax on the gross-up payment, to be equal to the aggregate remuneration the Executive would have received, as if Sections 280G and 4999 of the Internal Revenue Code had not been enacted into law.

     Effective December 8, 1995, the Company entered into employment contracts (each an "Employment Contract" and collectively the "Employment Contracts") with Mr. Banks, Mr. Hendrickson, and Mr. Woltil (collectively the "Senior Executives"). The Employment Contracts have an initial term of three years, with an automatic extension of one additional day for each day beyond December 8, 1995 that each of the respective Senior Executives remain employed by the Company until such time as the Company elects to cease such extension by giving written notice thereby setting the term to end three years from the written notice. The Employment Contracts provide the Senior Executives with: (i) a stated minimum base salary per annum through a specified date, and thereafter at any such greater rate as is determined by the Committee (the stated minimum base salary per annum for Messrs. Banks, Hendrickson, and Woltil is $540,000, $450,000 and $307,500, respectively -- Mr. Hendrickson has waived his right to the stated minimum base salary for 1996 to allow the 5 percent salary reduction discussed in the Compensation Committee Report starting on page 6); (ii) participation in all benefit plans; and (iii) an annual cash bonus pursuant to the Company's Annual Incentive Plan.

     The Employment Contracts provide severance benefits in the event of a change in control (including gross-up payments) on substantially the same terms and conditions as set forth above with respect to the Severance Agreements except that the Senior Executives may claim the relocation benefit without commencing full-time employment. In addition, Mr. Banks' Employment Contract provides that the Company will provide office space to Mr. Banks for a period of the lesser of three years or the date he commences full-time employment.

     In addition to severance benefits in the event of a change in control, the Employment Contracts provide for severance benefits to the Senior Executives during their term if there is a termination of employment initiated by (i) the Company without cause or (ii) by the Senior Executive for good reason. In this event, the severance benefit includes: (a) a lump sum payment equal to one times the sum of the Senior Executive's (1) base salary and (2) target bonus or actual bonus for the previous year, if higher; (b) vesting of all unvested equity-based compensation; (c) continuation, for at least two years from termination of employment, of participation in the Company's Medical Plan, Executive Medical Reimbursement Plan, and Dental Plan; (d) relocation benefits as described above; and (e) a matching contribution to the Company's Executive Retirement Plan for the plan year in which the termination of employment occurs.

     In January 1996, the Company agreed to provide Mr. Woltil severance benefits equivalent to those provided in his Employment Agreement plus a cash payment in lieu of four weeks vacation. These benefits included a cash payment of $454,154 for salary, target bonus, and vacation.

     A trust has been established with Chemical Bank to fund certain benefits payable pursuant to certain employee benefit plans, including the Severance Agreements and the Employment Contracts, in the event of termination of employment after a change in control of the Company. Immediately prior to a change in control of the Company, the Company is required to make a deposit to the trust in an amount equal to the excess of the maximum amount potentially payable under the plans to all participants over the current value of the trust assets. The trust is revocable by the Company until a change in control. The trust assets are subject to the claims of general creditors of the Company in the event of the Company's insolvency.

     The Board of Directors believes that the Severance Agreements and the Employment Contracts will encourage the commitment and availability of its key management employees in the face of potentially disruptive and distracting circumstances that may arise in the event of an attempted or actual change in control or an unsolicited takeover of the Company. In any such event, such key management employees will be able to analyze and evaluate proposals objectively with a view to the best interest of the Company and its stockholders. The Severance Agreements and the Employment Contracts, however, may have the incidental effect of discouraging takeovers and protecting employees from removal, since the agreements increase the cost that would be incurred by an acquiror seeking to replace current management.

                        COMPLIANCE WITH SECTION 16(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     The Company's officers and directors are required to file initial reports of ownership and reports of change in ownership with the Securities and Exchange Commission (SEC). Officers and directors are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on information provided to the Company by individual officers and directors, the Company believes that during 1995 its officers and directors have timely complied with all filing requirements applicable to them.

                CERTAIN TRANSACTIONS WITH MANAGEMENT AND OTHERS

     Jon E.M. Jacoby, a director, serves as Executive Vice President, Chief Financial Officer and director of Stephens Group, Inc. For the year ended December 31, 1995, the Company paid to Stephens Group, Inc. or its affiliates, approximately $105,000, for investment banking services.

                             PROPOSAL 2 -- APPROVAL
           OF BEVERLY ENTERPRISES, INC. 1996 LONG-TERM INCENTIVE PLAN

     There will also be presented for consideration a proposal to approve the Beverly Enterprises, Inc. 1996 Long-Term Incentive Plan (the "1996 Plan"). As disclosed in the Compensation Committee Report, the Board of Directors on April 11, 1996, adopted, subject to stockholder approval, the 1996 Plan to allow the Company to make stock-based Awards as part of the Company's compensation. The 1996 Plan is similar to and intended to succeed the Beverly Enterprises, Inc. 1993 Long-Term Incentive Stock Plan (the "1993 Plan") under which the Shares remaining available to issue have been substantially depleted. The 1996 Plan is designed to be a flexible plan to be used by the Committee to grant stock-based Awards to support the Company's move to make a more meaningful part of compensation be performance-based. The Board of Directors believes that the 1996 Plan will promote the interest of the Company and its stockholders through: (i) the attraction and retention of key employees which the Committee determines can contribute significantly to the growth and profitability of, or perform services of major importance to the Company (the "Key Employees"); (ii) motivation of Key Employees through the use of performance-related incentives linked to longer-range performance goals and the interest of stockholders and (iii) provide Key Employees with a stake in the Company's stock price performance.

     A copy of the 1996 Plan is included in this Proxy Statement as Exhibit A, to which reference is made for a full statement of its terms and provisions. Any terms capitalized and not defined herein shall have the meaning set forth in Exhibit A. The 1996 Plan provides for the grant of Non-Qualified Stock Options ("NQSOs"), Incentive Stock Options (intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")) ("ISOs"), Stock Appreciation Rights, and to a limited extent Restricted Stock, Restricted Stock Units, Performance Awards granted as Performance Shares or Performance Units, Bonus Stock, and Other Stock Unit Awards as the Compensation Committee of the Board of Directors (the "Committee") may determine in its sole and complete discretion at the time of the grant (individually or collectively, an "Award" or "Awards").

     Under the Code, the Company may not deduct compensation paid to certain executive officers to the extent that such compensation exceeds $1 million in any one year for any one applicable officer. Section 162(m) provides exceptions for performance-based compensation meeting certain requirements. The Company believes that the 1996 Plan, if approved by the stockholders, should qualify for the performance-based pay exception to the $1 million deduction limit with respect to certain compensation.

PLAN ADMINISTRATION AND ELIGIBILITY

     The 1996 Plan will be administered by the Committee which shall consist of two or more directors designated by the Board of Directors, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") or any similar rule which may subsequently be in effect ("Rule 16b-3") and each of whom is an "outside director" within the meaning of Code Section 162(m)(4)(C)(i) and the regulations promulgated thereunder. Subject to the provisions of the 1996 Plan, the Committee has the power: (i) to determine the terms and conditions upon which Awards may be made and exercised; (ii) to determine all terms and provisions of each Agreement between the Company and any Participant to which an Award has been granted, which Agreement need not be identical for types of Awards nor for the same type of Award to different Participants; (iii) to construe and interpret the Agreements and the Plan; (iv) to establish, amend or waive rules or regulations for the Plan's administration; (v) to accelerate the exercisability of any Award, the length of a Performance Period or the termination of any Period of Restriction and (vi) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan.

     With the exception that no person owning more than 5% of the voting power of the Company can participate in the 1996 Plan, the Committee shall have sole and complete discretion in determining those full-time employees who shall participate in the 1996 Plan. The Committee may delegate to the Chief Executive Officer of the Company the authority to make Awards to Participants who are not Executive Officers or

Covered Participants, subject to a fixed maximum award amount for such group and a maximum award amount for any one Participant, as determined by the Committee.

SHARES SUBJECT TO THE PLAN

     Subject to adjustment for changes in the capital structure of the Company (such as stock dividends, stock splits, recapitalizations, mergers, consolidations or reorganizations) the aggregate number of Shares issuable as Awards under the 1996 Plan is 4,000,000 provided, however, that no more than 2,000,000 Shares may be issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Bonus Stock or Other Stock Unit Awards. In addition, the maximum Award that may be granted to any Covered Participant, other than Options and Stock Appreciation Rights, for any Performance Period is the lesser of 100% of the Covered Participant's base salary as of the first day of the Performance Period or $1 Million. The maximum number of Shares subject to Options, Stock Appreciation Rights or Restricted Stock granted to any Covered Participant for any fiscal year is 300,000. Shares may be made available from the authorized, but unissued Shares or from Shares acquired by the Company including those purchased on the open market. Except as set forth below, Shares issued in connection with the exercise of, or as other payment for an Award will be charged against the total number of Shares issuable under the 1996 Plan. If any Award granted terminates, expires or lapses for any reason other than as a result of being exercised, or if Shares issued pursuant to an Award are forfeited, Shares subject to such Award will again be available for grant under the 1996 Plan, except that any such Awards can not be used to otherwise increase the maximum Award available to any Covered Participant hereunder. Subject to the requirements of Rule 16b-3, if a Participant pays the Exercise Price for an Option or other Award through the delivery of previously acquired Shares, the number of Shares available for Awards under the 1996 Plan shall be increased by the number of Shares surrendered by the Participant.

OPTIONS AND STOCK APPRECIATION RIGHTS

     The 1996 Plan authorizes the Committee to grant Options to Key Employees in the form of either ISOs or NQSOs. The 1996 Plan gives the Committee sole and complete discretion, subject to the ISO qualification requirements, in determining: (i) the type of Option granted; (ii) the duration of the Option;
(iii) the number of Shares to which an Option pertains; (iv) any conditions imposed on the exercisability of the Option; (v) the conditions under which the Option may be terminated and (vi) any such other provisions as may be warranted to comply with the laws or rules of any securities trading system or stock exchange. The Agreement shall specify whether the Option is intended to be an ISO or NQSO. The Exercise Price for any Option shall be determined by the Committee, at the time of grant, subject to the limitation that the Exercise Price shall not be less than 100% of Fair Market Value on the Grant Date. Options granted under the 1996 Plan may not be exercisable until the expiration of at least six months after the Grant Date (except that such limitation shall not apply in the case of death or Disability of the Participant or a Change in Control of the Company), and may not be exercised after the expiration of ten years from the Grant Date.

     The 1996 Plan permits Participants, with certain exceptions, to pay the Exercise Price in cash, delivery of Shares valued at Fair Market Value at the time of exercise or by a combination of the foregoing. Accordingly, a Participant who owns Shares may generally, and subject to the tax withholding requirements discussed below, by using Shares in payment of the Exercise Price, receive in one transaction or a series of essentially simultaneous transactions, without any cash payment of the Exercise Price, (i) Shares equivalent in value to the excess of the Fair Market Value over the Exercise Price specified in the Option, plus (ii) a number of Shares equal to that used to pay the Exercise Price. In addition, at the request of the Participant and subject to applicable laws and regulations, the Company may (but shall not be required to) cooperate in a broker-assisted exercise.

     The 1996 Plan also authorizes the Committee to grant Stock Appreciation Rights to Key Employees. Stock Appreciation Rights may be granted in tandem with an Option, in addition to an Option or free standing. Stock Appreciation Rights granted under the 1996 Plan may not be exercisable until the expiration of at least six months after the Grant Date (except that such limitation shall not apply in the case of death or Disability of the Participant or a Change in Control of the Company), and may not be exercised after the expiration of ten years from the Grant Date. The Exercise Price of each Stock Appreciation Right shall be determined on the Grant Date by the Committee, subject to the limitation that the Exercise Price shall not be less than 100% of Fair Market Value on the Grant Date.

     Upon the exercise of a Stock Appreciation Right, the Participant is entitled to receive an amount for each right equal to the excess of the Fair Market Value of that number of Shares subject to the Stock Appreciation Right over its Exercise Price on the date of exercise. However, for administrative purposes, the Committee may determine that with respect to any Stock Appreciation Right that is not related to an ISO and that can only be exercised for cash during window periods in order to satisfy Rule 16b-3, the exercise of such Stock Appreciation Right for cash shall be deemed to occur on that date during the window period on which the Fair Market Value is the highest. Payment to a Participant upon exercise of a Stock Appreciation Right shall be made in the form of cash, Shares or a combination thereof as determined in the sole and complete discretion of the Committee. If any payment in the form of Shares results in a fractional share, such payment for a fractional share shall be made in cash.

RESTRICTED STOCK OR RESTRICTED STOCK UNITS

     The 1996 Plan authorizes the Committee to grant Restricted Stock and Restricted Stock Units to such Participants and in such amounts and for such duration of the Period of Restriction and/or conditions of removal of restrictions as it shall determine. Participants receiving Restricted Stock and Restricted Stock Units are not required to pay the Company therefore (except for applicable tax withholding). The Period of Restriction, the conditions which must be satisfied prior to removal of the restriction, and the number of Shares of Restricted Stock or Restricted Stock Units to be granted and such other provisions as the Committee shall determine shall be evidenced by an Agreement. The Committee may specify, but is not limited to the following types of restrictions in the Agreement: (i) restrictions on acceleration or achievement of terms of vesting based on any one or more of the following business or financial goals of the Company: absolute or relative increases in total stockholder return, economic value added, return on capital employed, revenues, sales, net income, earnings per share, return on equity, cash flow, operating margin, or net worth of the Company, any of its subsidiaries, divisions, or other areas of the Company (the "Performance Goals"), and (ii) any further restrictions that may be advisable under the law including requirements set forth in the Exchange Act, the Securities Act, any securities trading system or stock exchange upon which such Shares are listed. Except where performance-based conditions or restrictions are placed on the grant, the minimum Period of Restriction shall be three (3) years, which Period of Restriction would permit the removal of restrictions on no more than one-third of the Restricted Stock or Restricted Stock Units at the end of the first year following the Grant Date, and the removal of the restrictions on an additional one-third at the end of each subsequent year. If there are performance-based conditions placed on the grant of Restricted Stock or Restricted Stock Units, the total Period of Restriction shall be no less than one year from the Grant Date. Except in the event of the death or Disability of the Participant, or a Change in Control of the Company, no restrictions may be removed from Restricted Stock or Restricted Stock Units during the first year following the Grant Date. Except as specifically provided in the 1996 Plan, the Committee shall have no authority to reduce or remove the restrictions or to reduce or remove the Period of Restriction without the express consent of the stockholders of the Company. During the Period of Restriction, Participants in whose name Restricted Stock is granted may exercise full voting rights with respect to those Shares and are entitled to receive all dividends and other distributions paid with respect to those Shares.

PERFORMANCE AWARDS

     The 1996 Plan authorizes the Committee to grant Performance Awards in the form of either Performance Units or Performance Shares subject to the Performance Goals and Performance Period as the Committee shall determine. The Committee shall set Performance Goals at its discretion for each Participant who is granted a Performance Award. The extent to which such Performance Goals are met will determine the value of the Performance Unit or Performance Share to the Participant. Such Performance Goals may be particular to a Participant, may relate to the performance of the Subsidiary which employs him or her, may be based on the division which employs him or her, may be based on the performance of the Company generally, or any combination of the foregoing. Upon the completion of the Performance Period, the Committee shall determine the value to the Participant of the Performance Unit or Performance Shares. Payment for the settlement of a Performance Award shall be made in cash, Stock, or any combination thereof.

BONUS STOCK

     The 1996 Plan authorizes the Committee to grant Shares of Bonus Stock to Key Employees without cash consideration. The Committee may grant Bonus Stock unencumbered of any restrictions (other than those advisable to comply with law) or subject to restrictions and limitations similar to those for Performance Awards.

OTHER STOCK UNIT AWARDS

     In order to enable the Committee to respond quickly to significant developments and applicable tax or other legislation and regulations and interpretations thereof and to develop compensation packages that it believes will most effectively motivate and reward Key Employees, the 1996 Plan permits the Committee to grant to Participants Awards of Shares or other securities that are valued by reference to or otherwise are based on, in whole or in part, the value of the underlying Shares or other securities. The Committee may determine that an Award in the form of Other Stock Unit Awards or awards otherwise granted pursuant to the 1996 Plan may provide the Participant (i) dividends or dividend equivalents and (ii) cash payments in lieu of or in addition to an Award. The Committee, in its sole and complete discretion, shall determine the terms, restrictions, conditions, vesting requirements and payment provisions of the Award. Shares granted pursuant to Other Stock Unit Awards may be issued for no cash consideration or such minimum consideration as may be required by applicable law. The Committee may establish Performance Goals that relate in whole or in part to receipt of the Other Stock Unit Award and subject the Other Stock Unit Award to a deferred payment schedule and/or vesting over a specified employment period. The Committee, as a result of certain circumstances, may waive or otherwise remove, in whole or in part, any restriction or condition imposed on an Other Stock Unit Award on the Grant Date.

CHANGE IN CONTROL

     For the purposes of the 1996 Plan, a "Change in Control" means the occurrence of any of the following events: (i) any person, corporation or other entity or group including any "group" as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner of Shares having 30% or more of the total number of votes to be cast for the election of directors of the Company; or (ii) as a result of, or in connection with, any tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing (a "Transaction"), the persons who were directors of the Company before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company or its assets; or (iii) if at any time, (1) the Company shall consolidate with, or merge with, any other Person and the Company shall not be the continuing or surviving corporation, (2) any Person shall consolidate with, or merge with, the Company, and the Company shall be the continuing or survivor corporation and in connection therewith all or part of the outstanding Stock shall be changed into or exchanged for stock or other securities of any Person or cash or any other property, (3) the Company shall be a party to a statutory share exchange with any other Person after which the Company is a Subsidiary of any other Person or (4) the Company shall sell or otherwise transfer 50% or more of the assets or earnings power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons.

     In the event of a Change in Control, the 1996 Plan permits the Committee to accelerate the payment or vesting of and release any restrictions on any Awards.

FEDERAL INCOME TAX CONSIDERATIONS

     The discussion which follows is a summary, based on current law, of some of the significant federal income tax considerations relating to Awards under the 1996 Plan. These rules are highly technical and subject to change. The following discussion is limited to the Federal income and certain employment tax rules relevant to the Company and to individuals who are citizens or residents of the United States. The discussion does not address the State, local or foreign income tax rules relevant to Awards or other U.S. tax provisions such as estate and gift taxes. Participants are urged to consult their personal tax advisors with respect to the federal, state, local and foreign tax consequences relating to Awards.

     Incentive Stock Options (ISOs)

     A Participant who is granted an ISO recognizes no income upon grant or exercise of the ISO. However, the excess of the Fair Market Value of the Shares on the date of exercise over the Exercise Price is an item includable in the Participant's alternative minimum taxable income. A Participant may be required to pay an alternative minimum tax even though the Participant receives no cash upon exercise of the ISO with which to pay such tax. If a Participant holds the Shares acquired upon exercise of the ISO for at least two years from the date of grant of the ISO and at least one year following the exercise (the "Statutory Holding Periods") the Participant's gain, if any, upon a subsequent disposition of such Shares, is taxed as long-term capital gain. If a Participant disposes of the Shares acquired pursuant to the exercise of an ISO before satisfying the Statutory Holding Periods (a "Disqualifying Disposition"), the Participant will no longer be entitled to favorable tax treatment under the ISO rules. The amount of compensation income generally equals the excess of (i) the lesser of the amount realized on the disposition or the Fair Market Value of the Shares on the exercise date over (ii) the Exercise Price. The balance of the gain realized on such a disposition, if any, is a long- or a short-term capital gain depending on whether the Shares have been held for more than one year following the exercise of the ISO.

     Special rules apply for determining a Participant's tax basis in and holding period for Shares acquired on the exercise of an ISO if the Participant pays the Exercise Price of the ISO in whole or in part with previously-owned Shares. Under these rules, the Participant does not recognize any income or loss from the delivery of Shares (other than Shares previously acquired through the exercise of an ISO and not held for the Statutory Holding Periods) in payment of the Exercise Price. The Participant's tax basis in and holding period for the newly-acquired Shares will be determined as follows: (for capital gain, but not Disqualifying Disposition purposes) as to the number of newly-acquired Shares equal to the previously-owned Shares delivered, the Participant's tax basis in and holding period for the newly-acquired Shares will be equal to the previously-owned Shares delivered; as to each remaining newly-acquired Share, the Participant's basis will be zero (or, if part of the Exercise Price is paid in cash, the amount of such cash divided by the number of such remaining newly-acquired Shares) and the Participant's holding period will begin on the date such Share is transferred. Under proposed regulations, any Disqualifying Disposition is deemed made from Shares with the lowest basis first. If a Participant pays the Exercise Price of an ISO, in whole or in part, with previously-owned Shares that were acquired upon the exercise of an ISO and that have not been held for the Statutory Holding Periods, the Participant will recognize compensation income (but not capital gain) under the rules applicable to Disqualifying Dispositions.

     The Company is not entitled to any deduction with respect to the grant or exercise of an ISO or the subsequent disposition by the Participant of the Shares acquired if the Participant satisfies the Statutory Holding Periods. If these holding periods are not satisfied, the Company is entitled to a deduction in the year the Participant disposes of the Stock in an amount equal to the Participant's compensation income.

     Non-Qualified Stock Options (NQSOs)

     A Participant who is granted a NQSO recognizes no income upon the grant of the NQSO. At the time of exercise, however, the Participant recognizes compensation income equal to the difference between the Exercise Price and the Fair Market Value of the Shares received on the date of exercise. This income is subject to income and employment tax withholding. The Company is entitled to an income tax deduction corresponding to the compensation income recognized by the Participant.

     When a Participant disposes of Stock received upon the exercise of a NQSO, the Participant will recognize capital gain or loss equal to the difference between the sales proceeds received and the Participant's basis in the Stock sold. The Participant's capital gain will be long- or short-term depending on whether the Stock sold was held more than one year. The Company will not receive a deduction for any capital gain recognized by the Participant.

     If a Participant pays the Exercise Price for a NQSO entirely in cash, the Participant's tax basis in the Stock received equals the Stock's Fair Market Value on the Exercise Date, and the Participant's holding period begins on the day after the Exercise Date. If however, a Participant pays the Exercise Price of a NQSO, in whole or in part, with previously-owned Shares, then the Participant's tax basis in and holding period for the newly-acquired Shares will be determined as follows: as to the number of newly-acquired Shares equal to the previously-owned Shares delivered, the Participant's basis in and holding period for the previously-owned Shares will carry over to the newly-acquired Shares on a share-for-share basis; as to each remaining newly-acquired Share, the Participant's basis will be equal to the Share's value on the Exercise Date, and the Participant's holding period will begin on the day after the Exercise Date.

     A Participant who is an Executive Officer is considered an "insider" for the purposes of Section 16 of the Exchange Act and thus is subject to suit under Section 16(b) of the Exchange Act for sales of property occurring within six months of receipt of such property (the "Section 16(b) Restriction"). Under current SEC rules, in the case of Stock received pursuant to the exercise of an Option, such six month period begins on the date the Option is granted. Under the Code regulations, the Section 16(b) Restriction is considered a "substantial risk of forfeiture" with respect to Stock received by an insider and thus any taxable event will be deferred until such restriction lapses.

     As a result of the Section 16(b) Restriction, a Participant who is an Executive Officer recognizes taxable income six months after the grant of a NQSO (i.e. on the date the Section 16(b) Restriction lapses) if the Participant exercises such option within such six month period unless the Participant files a Section 83(b) Election with the Internal Revenue Service within 30 days of exercise to recognize taxable income on the Exercise Date. A "Section 83(b) Election" is an election to recognize income on the date that property subject to a substantial risk of forfeiture is received rather than on the date such substantial risk of forfeiture lapses. If a Participant exercises an Option more than six months after the date it was granted (i.e. after the Section 16(b) Restriction has lapsed), the Participant recognizes income on the Exercise Date.

     The measure of the Participant's compensation income is the difference between the Fair Market Value of the Shares on the date the Participant recognizes income with respect to such Shares, and the Exercise Price. The Company is entitled to an income tax deduction for its fiscal year with which or in which ends the taxable year of the Participant in which the Participant is taxed. Any gain the Participant recognizes on the subsequent disposition of the Stock will receive long- or short-term capital gain treatment depending (except in the case of Shares the holding period of which is determined by reference to the holding period of previously-owned Shares exchanged therefor) on whether the Stock has been held for more than one year following the date on which the amount of his or her compensation income was determined.

     Stock Appreciation Rights

     A Participant who is granted a Stock Appreciation Right recognizes no income upon the grant of the Stock Appreciation Right. At the time of exercise, however, the Participant shall recognize compensation income equal to the cash received and the Fair Market Value of any Stock received. This income is subject to withholding. The Company is entitled to an income tax deduction corresponding to the compensation income recognized by the Participant. Any Shares received upon exercise of a Stock Appreciation Right will have a tax basis equal to their Fair Market Value on the date received.

     Restricted Stock

     A Participant who is granted Restricted Stock may make a Section 83(b) Election to have the grant taxed as compensation income at the date of receipt, with the result that any future appreciation (or depreciation) on the value of the Shares granted shall be taxed as capital gain (or loss) on a subsequent sale of the Shares. However, if the Participant does not make a Section 83(b) Election, then the grant shall be taxed as compensation income at its Fair Market Value on the date that the restrictions imposed on the Shares expire. Unless a Participant makes a Section 83(b) Election, any dividends paid on the Stock subject to the restrictions is compensation income to the Participant and is compensation expense to the Company. Any compensation income a Participant recognizes from a grant of Restricted Stock is subject to income and employment tax withholding. Subject to the limitations of Section 162(m), if applicable, the Company is generally entitled to an income tax deduction for any amounts which are taxed as compensation income to the Participant.

     Performance Awards, Bonus Stock and Other Stock Unit Awards

     The grant of a Performance Award, Bonus Stock or an Other Stock Unit Award with Performance Goals and a Performance Period does not generate taxable income to the Participant or an income tax deduction to the Company. Upon achievement of the Performance Goals and the passage of the Performance Period, any cash and the Fair Market Value of any Stock received as payment in respect of a Performance Award, Bonus Stock or Other Stock Unit Award will constitute ordinary income to the Participant (in the case of a Participant who is an insider, the Fair Market Value of the Shares at least six months after grant will be used to measure income, unless a Section 83(b) Election is filed). The Participant's income is subject to income and employment tax withholding. Subject to the limitations of Section 162(m), if applicable, the Company is generally entitled to an income tax deduction for any amounts which are taxed as compensation income to the Participant.

     Deduction Limitations

     Section 162(m) of the Internal Revenue Code prohibits the Company from deducting annual compensation paid to any Covered Participant in excess of $1,000,000, including the compensatory element of any Awards granted or issued by the Company to its Covered Participants. However, an exemption exists for qualified performance-based compensation, whereby such compensation is exempt from the $1,000,000 limit, but only if (i) the performance goals are determined by a compensation committee of the Board of Directors which is comprised solely of two or more outside directors,
     (ii) the material terms under which the remuneration is to be paid, including the performance goals, are disclosed to stockholders and approved by a majority of the vote in a separate stockholder vote before the payment of such remuneration and (iii) before any payment of such remuneration, the compensation committee referred to in (i) above certifies that the performance goals and any other material terms were in fact satisfied. The Company believes that the 1996 Plan satisfies the applicable requirements of the performance-based pay exemption of Section 162(m) of the Code and that therefore payments under the 1996 Plan will be exempt from the $1,000,000 deduction limit.

     In addition, if the individual Agreements pursuant to which the Committee grants specific Awards provide for accelerated vesting, lapse of restrictions, deemed satisfaction of performance goals, or payment of an Award in connection with a Change in Control, then certain amounts with respect to such an Award may constitute an "excess parachute payment" under the golden parachute provisions of the Code. Pursuant to Section 4999 of the Code, a Participant will be subject to a nondeductible 20 percent excise tax on any "excess parachute payment", and, pursuant to Section 280G of the Code, the Company will be denied any deduction with respect to such excess parachute payment. In addition, the $1,000,000 deduction limitation under Code Section 162(m) shall be reduced by any deduction disallowed under the golden parachute rules.

NEW PLAN BENEFITS

     In as much as Awards under the 1996 Plan will be granted at the sole discretion of the Committee and as discussed in the Compensation Committee Report, the Committee is just now beginning a major evaluation of executive compensation and therefore, except as noted hereafter, future benefits under the 1996 Plan are not determinable. On April 11, 1996, the Board approved a job-offer package for a candidate to fill the position of Executive Vice President and President of Pharmacy Corporation of America. The package includes future grants totaling up to 300,000 Shares. The Awards, if any, will be made upon employment and be subject to stockholder approval of the 1996 Plan.

  RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE BEVERLY ENTERPRISES, INC. 1996 LONG-TERM INCENTIVE PLAN. PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY A CONTRARY CHOICE.

                           PROPOSAL 3 -- RATIFICATION
                     OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board has selected Ernst & Young LLP as independent auditors for the Company for the year ending December 31, 1996, subject to the ratification by stockholders. Ernst & Young LLP audited the Company's consolidated financial statements for the year ended December 31, 1995, and together with its predecessor, Arthur Young & Company, has been the Company's auditors since 1965.

     Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will be given the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions from stockholders at the Annual Meeting.

  RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR 1996. PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY A CONTRARY CHOICE.

REQUIREMENTS, INCLUDING DEADLINES FOR SUBMISSIONS OF PROXY PROPOSALS, NOMINATION
                OF DIRECTORS, AND OTHER BUSINESS BY STOCKHOLDERS

     Under the rules of the Securities and Exchange Commission, the date by which proposals of stockholders intended to be presented at the 1997 annual meeting must be received by the Company for inclusion in its proxy statement and form of proxy relating to that meeting is January 3, 1997.

     Under the By-Laws, certain procedures are provided which a stockholder must follow to nominate persons for election as directors or to introduce an item of business at the annual meeting. These procedures provide, generally, that stockholders desiring to make nominations for directors, and/or bring a proper subject of business before the meeting, must do so by written notice timely received (not less than fifty (50) days nor more than seventy-five (75) days prior to such meeting) by the Secretary of the Company containing the name and address of the stockholder, and a representation that the stockholder is a holder of record and intends to appear in person or by proxy at the meeting. If the notice relates to a nomination for director, it must also set forth the name and address of any nominee(s), all arrangements or understandings between the stockholder and each nominee, and any other person(s) naming such person(s) pursuant to which the nomination(s) are to be made, such other information regarding each nominee as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated by the Board, and the consent of each nominee to serve. Notice of an item of business shall include a brief description of the proposed business, the reasons for conducting such business at the annual meeting, and any material interest of the stockholder in such business.

     The Chairman of the annual meeting may refuse to allow the transaction of any business not presented, or to acknowledge the nomination of any person not made, in compliance with the foregoing procedures.

     Stockholders were advised by a press release on February 22, 1996 that the Annual Meeting would be held on June 13, 1996. It is currently expected that the 1997 annual meeting will be held on or about May 29, 1997, in which event any advance notice of nominations for directors and items of business (other than the proposals intended to be included in the proxy statement and form of proxy, which is noted above, must be received by January 3, 1997) must be given by stockholders by April 9, 1997. The Company does, however, retain the right to change this date as it, in its sole discretion, may determine. Notice of any change will be furnished to stockholders prior to the expiration of the fifty-day advance notice period referred to above.

                            EXPENSES OF SOLICITATION

     The total cost of this solicitation will be borne by the Company. In addition to use of the mails, proxies may be solicited by directors, officers and regular employees of the Company personally and by telephone or facsimile. The Company may reimburse persons holding shares in their own names, or in the names of the nominees, for expenses such persons incur in obtaining instructions from beneficial owners of such shares. The Company has also engaged Georgeson & Company Inc. to solicit proxies for a fee not to exceed $10,000, plus $6.00 per call to individual stockholders if assigned, plus out-of-pocket expenses.

                                 OTHER MATTERS

     The Board of Directors knows of no other business to be presented at the Annual Meeting, but if other matters do properly come before the Annual Meeting, it is intended that the persons named in the proxy will vote on said matters in accordance with their best judgment.

                                                   ROBERT W. POMMERVILLE
                                                         Secretary

May 2, 1996
Fort Smith, Arkansas

                                   EXHIBIT A

                           BEVERLY ENTERPRISES, INC.
                         1996 LONG-TERM INCENTIVE PLAN

SECTION 1. PURPOSE

     Beverly Enterprises, Inc. (hereinafter referred to as the "Company"), a Delaware corporation, hereby establishes the Beverly Enterprises, Inc. 1996 Long-Term Incentive Plan (the "Plan") to promote the interests of the Company and its stockholders through the (i) attraction and retention of executive officers and other key employees essential to the success of the Company; (ii) motivation of executive officers and other key employees using performance-related incentives linked to longer-range performance goals and the interests of Company stockholders; and (iii) enabling of such employees to share in the long-term growth and success of the Company. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options (intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended), Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Bonus Stock, and any other Stock Unit Awards or stock-based forms of awards as the Committee may determine under its sole and complete discretion at the time of grant.

SECTION 2. DEFINITIONS

     Except as otherwise defined in the Plan, the following terms shall have the meanings set forth below:

          2.1 "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 under the Exchange Act.

          2.2 "Agreement" means a written agreement implementing the grant of each Award signed by an authorized officer of the Company and by the Participant.

          2.3 "Award" means individually or collectively, a grant under this Plan of any one of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares, Bonus Stock or Other Stock Unit Awards.

          2.4 "Award Date" or "Grant Date" means the date on which an Award is made by the Committee under this Plan.

          2.5 "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act.

          2.6 "Board" or "Board of Directors" means the Board of Directors of the Company.

          2.7 "Bonus Stock" means an Award granted pursuant to Section 10 of the Plan expressed as a Share which may or may not be subject to restrictions.

          2.8 "Cashless Exercise" means the exercise of an Option by the Participant through the use of a brokerage firm to make payment to the Company of the Exercise Price either from the proceeds of a loan to the Participant from the brokerage firm or from the proceeds of the sale of Stock issued pursuant to the exercise of the Option, and upon receipt of such payment, the Company delivers the exercised Shares to the brokerage firm.

          2.9 "Change in Control" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

             (a) Any person, corporation or other entity or group, including any "group" as defined in Section 13 (d) (3) of the Exchange Act, becomes the beneficial owner of Shares having 30% or more of the total number of votes that may be cast for the election of directors of the Company; or

             (b) As the result of, or in connection with, any tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing (a "Transaction"), the persons who were directors of the Company before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company or its assets; or

             (c) If at any time, (i) the Company shall consolidate with, or merge with, any other Person and the Company shall not be the continuing or surviving corporation, (ii) any Person shall consolidate with, or merge with, the Company, and the Company shall be the continuing or surviving corporation and in connection therewith, all or part of the outstanding Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, (iii) the Company shall be a party to a statutory share exchange with any other Person after which the Company is a Subsidiary of any other Person, or
        (iv) the Company shall sell or otherwise transfer 50% or more of the assets or earnings power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons.

          2.10 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          2.11 "Committee" means the Compensation Committee of the Board which will administer the Plan pursuant to Section 3 herein, provided however, any member who is not both a "disinterested director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m) shall not serve as a Committee member for the purpose of this Plan unless there would otherwise be less than two members of the Committee.

          2.12 "Common Stock" or "Stock" means the Common Stock of the Company, with a par value of $.10 per share, or such other security or right or instrument into which such Common Stock may be changed or converted in the future.

          2.13 "Company" means Beverly Enterprises, Inc., including all Affiliates and wholly-owned Subsidiaries, or any successor thereto.

          2.14 "Covered Participant" means a Participant who is a "covered employee" as defined in Section 162 (m) (3) of the Code, and the regulations promulgated thereunder, or who the Committee believes will be such a covered employee for a Performance Period.

          2.15 "Department" means the Compensation and Benefits Department of the Company.

          2.16 "Designated Beneficiary" means the beneficiary designated by the Participant, pursuant to procedures established by the Department, to receive amounts due to the Participant in the event of the Participant's death. If the Participant does not make an effective designation, then the Designated Beneficiary will be deemed to be the Participant's estate.

          2.17 "Disability" means (i) the mental or physical disability, either occupational or non-occupational in origin, of the Participant defined as "Total Disability" in the Disability Plan of the Company currently in effect and as amended from time to time; or (ii) a determination by the Committee of "Total Disability" based on medical evidence that precludes the Participant from engaging in any occupation or employment for wage or profit for at least twelve months and appears to be permanent.

          2.18 "Divestiture" means the sale of, out-sourcing of, or closing by, the Company of the business operations in which the Participant is employed, or the elimination of the Participant's position at the Company's discretion.

          2.19 "Early Retirement" means retirement of a Participant from employment with the Company after age 55, but prior to age 65, as approved by the Committee.

          2.20 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          2.21 "Exercise Price" means the price per share determined on the Grant Date by the Committee, provided that except as set forth in Section 6.2, the Exercise Price shall not be less than 100% of Fair Market Value on the Grant Date.

          2.22 "Executive Officer" means any employee designated by the Company as an officer or any employee covered by Rule 16b-3 of the Exchange Act.

          2.23 "Fair Market Value" means, on any given date, the closing price of Stock as reported on the New York Stock Exchange composite tape on such day or, if no Shares were traded on the New York Stock Exchange on such day, then on the next preceding day that Stock was traded on such exchange, all as reported by such source as the Committee may select.

          2.24 "Full-time Employee" means an employee designated by the Company's Department as being a "permanent, full-time employee" who is eligible for all plans and programs of the Company set forth for such employees. This designation excludes all part-time, temporary, or contract employees or consultants to the Company.

          2.25 "Incentive Stock Option" or "ISO" means an option to purchase Stock, granted under Section 6 herein, which is designated as an incentive stock option and is intended to meet the requirements of Section 422 of the Code.

          2.26 "Key Employee" means an officer or other key employee of the Company or its Subsidiaries, who, in the opinion of the Committee, can contribute significantly to the growth and profitability of, or perform services of major importance to, the Company and its Subsidiaries.

          2.27 "Nonqualified Stock Option" or "NQSO" means an option to purchase Stock, granted under Article 6 herein, which is not intended to be an Incentive Stock Option.

          2.28 "Normal Retirement" means the retirement of any Participant at age 65 or at some earlier date if approved by the Committee.

        2.29 "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

          2.30 "Other Stock Unit Award" means awards, granted pursuant to
     Section 11 herein, of Stock or other securities that are valued in whole or in part by reference to, or are otherwise based on, Shares or other securities of the Company.

          2.31 "Participant" means a Key Employee who has been granted an Award under the Plan.

          2.32 "Performance Criteria" or "Performance Goals" or "Performance Measures" mean the objectives established by the Committee for a Performance Period, for the purpose of determining when an Award subject to such objectives are earned which shall consist of any one or more of the following business or financial goals of the Company: absolute or relative increases in total stockholder return, economic value added, return on capital employed, revenues, sales, net income, earnings per share, return on equity, cash flow, operating margin, or net worth of the Company, any of its subsidiaries, divisions or other areas of the Company.

          2.33 "Performance Award" means a performance-based Award, which may be in the form of either Performance Shares or Performance Units.

          2.34 "Performance Period" means the time period designated by the Committee during which Performance Goals must be met.

          2.35 "Performance Share" means an Award, designated as a Performance Share, granted to a Participant pursuant to Section 9 herein, the value of which is determined, in whole or in part, by the value of Stock in a manner deemed appropriate by the Committee and described in the Agreement.

          2.36 "Performance Unit" means an Award, designated as a Performance Unit, granted to a Participant pursuant to Section 9 herein, the value of which is determined, in whole or in part, by the attainment of pre-established Performance Goals relating to Company financial or operating performance as deemed appropriate by the Committee and described in the Agreement.

          2.37 "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is restricted, pursuant to Section 8 herein.

          2.38 "Person" shall have the meaning ascribed to such term in Section 3 (a) (9) of the Exchange Act and used in Sections 13 (d) and 14 (d) thereof, including a "group" as defined in Section 13 (d).

          2.39 "Plan" means the Beverly Enterprises, Inc. 1996 Long-Term Incentive Plan as herein described and as hereafter from time to time amended.

          2.40 "Restricted Stock" means an Award of Stock granted to a Participant pursuant to Section 8 herein.

          2.41 "Restricted Stock Unit" means a fixed or variable dollar denominated right to acquire Stock, which may or may not be subject to restrictions, contingently awarded under Section 8 of the Plan.

          2.42 "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act as adopted in Exchange Act Release No. 34-29131 (April 26, 1991), or any successor rule as amended from time to time.

          2.43 "Section 16" means Section 16 of the Exchange Act, or any successor section under the Exchange Act, and as amended from time to time and as interpreted by regulations and rules promulgated thereunder from time to time.

          2.44 "Section 162(m)" means Section 162(m) of the Code, or any successor section under the Code, as amended from time to time and as interpreted by final or proposed regulations promulgated thereunder from time to time.

          2.45 "Securities Act" means the Securities Act of 1933 and the rules and regulations promulgated thereunder, or any successor law, as amended from time to time.

        2.46 "Shares" means shares of the Common Stock of the Company.

          2.47 "Stock Appreciation Right" means the right to receive an amount equal to the excess of the Fair Market Value of a share of Stock (as determined on the date of exercise) over the Exercise Price of a related Option or the Fair Market Value of the Stock on the Date of Grant of the Stock Appreciation Right.

          2.48 "Subsidiary" means a corporation in which the Company owns, either directly or through one or more of its Subsidiaries, at least 50% of the total combined voting power of all classes of stock.

SECTION 3. ADMINISTRATION

     3.1 The Committee. The Plan shall be administered and interpreted by the Committee which shall have full authority and all powers necessary or desirable for such administration. The express grant in this Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. In its sole and complete discretion the Committee may adopt, alter, suspend or repeal any such administrative rules, regulations, guidelines, and practices governing the operation of the Plan as it shall from time to time deem advisable. In addition to any other powers and, subject to the provisions of the Plan, the Committee shall have the following specific powers: (i) to determine the terms and conditions upon which the Awards may be made and exercised; (ii) to determine all terms and provisions of each Agreement, which need not be identical for types of awards nor for the same type of award to different participants; (iii) to construe and interpret the Agreements and the Plan; (iv) to establish, amend, or waive rules or regulations for the Plan's administration; (v) to accelerate the exercisability of any Award, the length of a Performance Period or the termination of any Period of Restriction; and (vi) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan. The Committee may take action by a meeting in person, by unanimous written consent, or by meeting with the assistance of communications equipment which allows all Committee members participating in the meeting to communicate in either oral or written form. The Committee may seek the assistance or advice of any persons it deems necessary to the proper administration of the Plan.

     3.2 Selection of Participants. The Committee shall have sole and complete discretion in determining those Key Employees who shall participate in the Plan. The Committee may request recommendations for individual awards from the Chief Executive Officer of the Company and may delegate to the Chief Executive Officer of the Company the authority to make Awards to Participants who are not Executive Officers of the

Company or Covered Participants, subject to a fixed maximum Award amount for such a group and a maximum Award amount for any one Participant, as determined by the Committee. Awards made to the Executive Officers or Covered Participants shall be determined by the Committee.

     3.3 Committee Decisions. All determinations and decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding upon all persons, including the Company, its stockholders, employees, Participants, and Designated Beneficiaries, except when the terms of any sale or award of shares of Stock or any grant of rights or Options under the Plan are required by law or by the Articles of Incorporation or Bylaws of the Company to be approved by the Company's Board of Directors or stockholders prior to any such sale, award or grant.

     3.4 Rule 16b-3 Requirements. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on any Award, and the Board may amend the Plan in any such respects, as may be required to satisfy the requirements of Rule 16b-3 or Section 162(m).

     3.5 Indemnification of Committee. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against reasonable expenses incurred from their administration of the Plan. Such reasonable expenses include, but are not limited to, attorneys' fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted or made hereunder, and against all reasonable amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company and its Subsidiaries.

SECTION 4. ELIGIBILITY

     The Committee in its sole and complete discretion shall determine the Key Employees, including officers, who shall be eligible for participation under the Plan, subject to the following limitations: (i) no non-Employee director of the Company shall be eligible to participate under the Plan; (ii) no member of the Committee shall be eligible to participate under the Plan; (iii) no person owning, directly or indirectly, more than 5% of the total combined voting power of all classes of stock of the Company shall be eligible to participate under the Plan; and (iv) only Full-Time Employees shall be eligible to participate under the Plan.

SECTION 5. SHARES SUBJECT TO THE PLAN

     5.1 Number of Shares. Subject to adjustment as provided in Section 5.4 herein and except as limited below, the maximum aggregate number of Shares that may be issued pursuant to Awards made under the Plan shall not exceed 4,000,000 Shares which may be in any combination of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Bonus Stock, or Other Stock Unit Awards. No more than 2,000,000 Shares may be issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Bonus Stock or Other Stock Unit Awards. Shares of Common Stock may be available from the authorized, but unissued Shares or Shares acquired by the Company, including Shares purchased in the open market. Except as provided in Sections 5.2 and 5.3 herein, the issuance of Shares in connection with the exercise of, or as other payment for, Awards under the Plan shall reduce the number of Shares available for future Awards under the Plan.

     5.2 Lapsed Awards or Forfeited Shares. Except as provided below, in the event that (i) any Option or other Award granted under the Plan terminates, expires, or lapses for any reason other than exercise of the Award, or (ii) if Shares issued pursuant to the Awards are canceled or forfeited for any reason, such Shares subject to such Award shall thereafter be again available for grant of an Award under the Plan. Notwithstanding the above, with respect to Covered Participants, Options may not be granted that exceed the maximum number of Shares for which Options may be issued to the Participants hereunder and cancelled or forfeited Shares shall continue to be counted against the maximum aggregate number of Shares that may be granted pursuant to Awards.

     5.3 Delivery of Shares as Payment. In the event a Participant pays for any Option or other Award granted under the Plan through the delivery of previously acquired Shares, the number of Shares available for Awards under the Plan shall be increased by the number of Shares surrendered by the Participant.

     5.4 Capital Adjustments. The number and class of Shares subject to each outstanding Award, the Exercise Price and the aggregate number, type and class of Shares for which Awards thereafter may be made shall be subject to adjustment, if any, as the Committee deems appropriate, based on the occurrence of a number of specified and non-specified events. Such specified events are discussed in this Section 5.4, but such discussion is not intended to provide an exhaustive list of such events which may necessitate such adjustments.

          (a) If the outstanding Shares are increased, decreased or exchanged through merger, consolidation, sale of all or substantially all of the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split or other distribution in respect to such Shares, for a different number of Shares or type of securities, or if additional Shares or new or different Shares or other securities are distributed with respect to such Shares, an appropriate and proportionate adjustment shall be made in: (i) the maximum number of shares of Stock available for the Plan as provided in Section 5.1 herein, (ii) the type of shares or other securities available for the Plan, (iii) the number of Shares subject to any then outstanding Awards under the Plan, and (iv) the price (including Exercise Price) for each Share (or other kind of shares or securities) subject to then outstanding Awards, but without change in the aggregate purchase price as to which such Options remain exercisable or Restricted Stock releasable.

          (b) In the event other events not specified above in this Section 5.4, such as any extraordinary cash dividend, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock, or other similar corporate event, affect the Common Stock such that an adjustment is necessary to maintain the benefits or potential benefits intended to be provided under this Plan, then the Committee in its discretion may make adjustments to any or all of (i) the number and type of shares which thereafter may be optioned and sold or awarded or made subject to Stock Appreciation Rights under the Plan, (ii) the Exercise Price of any Award made under the Plan thereafter, and (iii) the number and Exercise Price of each Share (or other kind of shares or securities) subject to then outstanding awards, but without change in the aggregate purchase price as to which such Options remain exercisable or Restricted Stock releasable.

          (c) Any adjustment made by the Committee pursuant to the provisions of this Section 5.4, subject to approval by the Board of Directors, shall be final, binding and conclusive. A notice of such adjustment, including identification of the event causing such an adjustment, the calculation method of such adjustment, and the change in price and the number of Shares or securities, cash or property purchasable subject to each Award shall be sent to each Participant. No fractional interests shall be issued under the Plan based on such adjustments.

SECTION 6. STOCK OPTIONS

     6.1 Grant of Stock Options. Subject to the terms and provisions of the Plan and applicable law, the Committee, at any time and from time to time, may grant Options to Key Employees as it shall determine. The Committee shall have sole and complete discretion in determining the type of Option granted, the Exercise Price, the duration of the Option, the number of Shares to which an Option pertains, any conditions imposed upon the exercisability of the Options, the conditions under which the Option may be terminated and any such other provisions as may be warranted to comply with the law or rules of any securities trading system or stock exchange. Each Option grant shall have such specified terms and conditions detailed in an Agreement. The Agreement shall specify whether the Option is intended to be an Incentive Stock Option within the meaning of Section 422 of the Code, or a Nonqualified Stock Option not intended to be within the provisions of Section 422 of the Code.

     6.2 Exercise Price. The Exercise Price per Share covered by an Option shall be determined at the time of grant by the Committee, subject to the limitation that the Exercise Price shall not be less than 100% of Fair Market Value on the Grant Date. However, Options issued upon assumption of an acquired company's options may be issued at an Exercise Price less than 100% of the Fair Market Value.

     6.3 Exercisability. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine, which will be specified in the Agreement and need not be the same for each Participant. However, for Participants subject to Section 16, no Option granted under the Plan may be exercisable until the expiration of at least six months after the Grant Date (except that such limitations shall not apply in the case of death or Disability of the Participant, or a Change in Control of the Company), nor after the expiration of ten years from the Grant Date.

     6.4 Method of Exercise. Options shall be exercised by the delivery of a written notice from the Participant to the Company in the form prescribed by the Committee setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment of the Exercise Price for the Shares. The Exercise Price shall be payable to the Company in full in cash, or its equivalent, or by delivery of Shares (not subject to any security interest or pledge) valued at Fair Market Value at the time of exercise or by a combination of the foregoing. In addition, at the request of the Participant, and subject to applicable laws and regulations, the Company may (but shall not be required to) cooperate in a Cashless Exercise of the Option. As soon as practicable, after receipt of written notice and payment, the Company shall deliver to the Participant, stock certificates in an appropriate amount based upon the number of Shares with respect to which the option is exercised, issued in the Participant's name.

SECTION 7. STOCK APPRECIATION RIGHTS

     7.1 Grant of Stock Appreciation Rights. Subject to the terms and provisions of the Plan and applicable law, the Committee, at any time and from time to time, may grant freestanding Stock Appreciation Rights, Stock Appreciation Rights in tandem with an Option, or Stock Appreciation Rights in addition to an Option. Stock Appreciation Rights granted in tandem with an Option or in addition to an Option may be granted at the time of the Option or at a later time. For Participants subject to Section 16, no Stock Appreciation Rights granted under the Plan may be exercisable until the expiration of at least six months after the Grant Date (except that such limitations shall not apply in the case of death or Disability of the Participant, or a Change in Control of the Company), nor after the expiration of ten years from the Grant Date.

     7.2 Exercise Price. The Exercise Price of each Stock Appreciation Right shall be determined on the grant date by the Committee, subject to the limitation that the Exercise Price shall not be less than 100% of Fair Market Value on the Grant Date.

     7.3 Exercise. The Participant is entitled to receive an amount equal to its excess of the Fair Market Value over the Exercise Price thereof on the date of exercise of the Stock Appreciation Right. However, for administrative purposes, the Committee may determine that, with respect to any Stock Appreciation Right that is not related to an Incentive Stock Option and that can only be exercised for cash during limited periods of time in order to satisfy the conditions of Rule 16b-3, the exercise of such Stock Appreciation Right for cash during such limited period shall be deemed to occur for all purposes hereunder on the day during such limited period on which the Fair Market Value is the highest. The Committee may alter such determination at any time and such change may govern the exercise of Stock Appreciation Rights granted prior to such determination as well as Stock Appreciation Rights granted thereafter.

     7.4 Payment. Payment upon exercise of the Stock Appreciation Right shall be made in the form of cash, Shares or a combination thereof, as determined in the sole and complete discretion of the Committee. However, if any payment in the form of Shares results in a fractional share, such payment for the fractional share shall be made in cash.

SECTION 8. RESTRICTED STOCK AND RESTRICTED STOCK UNITS

     8.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan and applicable law, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and Restricted Stock Units under the Plan to such Participants, and in such amounts and for such duration of the Period of Restriction and/or conditions of removal of restrictions as it shall determine. Participants receiving Restricted Stock and Restricted Stock Units are not required to pay the Company therefore (except for applicable tax withholding).

     8.2 Restricted Stock Agreement. Each Restricted Stock and Restricted Stock Unit grant shall be evidenced by an Agreement that shall specify the Period of Restriction; the conditions which must be satisfied prior to removal of the restriction; the number of Shares of Restricted Stock granted; and such other provisions as the Committee shall determine. The Committee may specify, but is not limited to, the following types of restrictions in the Agreement: (i) restrictions on acceleration or achievement of terms of vesting based on any business or financial goals of the Company, including: absolute or relative increases in total stockholder return, economic value added, return on capital employed, revenues, sales, net income, earnings per share, return on equity, cash flow, operating margin or net worth of the Company, any of its Subsidiaries, divisions or other areas of the Company; and (ii) any other further restrictions that may be advisable under the law, including requirements set forth by the Exchange Act, the Securities Act, any securities trading system or stock exchange upon which such Shares are listed.

     8.3 Nontransferability. Except as provided in this Section 8 and subject to applicable law, the Shares of Restricted Stock or Restricted Stock Units granted under the Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Period of Restriction or upon earlier satisfaction of other conditions as specified by the Committee in its sole discretion and set forth in the Agreement. All rights with respect to the Restricted Stock and Restricted Stock Units granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or his or her guardian or legal representative.

     8.4 Removal of Restrictions. Except as otherwise noted in this Section 8, Restricted Stock and Restricted Stock Units covered by each Award shall be provided to and become freely transferable by the Participant after the last day of the Period of Restriction and/or upon the satisfaction of other conditions as determined by the Committee. Except as specifically provided in this Section 8, the Committee shall have no authority to reduce or remove the restrictions or to reduce or remove the Period of Restriction without the express consent of the stockholders of the Company. Except where performance-based conditions or restrictions are placed on the grant, or except in the event of the death or Disability of the Participant, or a Change in Control of the Company, the minimum Period of Restriction shall be three (3) years, which Period of Restriction would permit the removal of restrictions on no more than one-third
( 1/3) of the Restricted Stock or Restricted Stock Units at the end of the first year following the Grant Date, and the removal of the restrictions on an additional one-third ( 1/3) at the end of each subsequent year. Except in the event of the death or Disability of the Participant, or a Change in Control of the Company, no restrictions may be removed from Restricted Stock or Restricted Stock Units during the first year following the Grant Date. If there are performance-based conditions placed on the grant of Restricted Stock or Restricted Stock Units the total Period of Restriction shall be no less than one
(1) year from the Grant Date.

     8.5 Voting Rights. During the Period of Restriction, Participants in whose name Restricted Stock is granted under the Plan may exercise full voting rights with respect to those Shares.

     8.6 Dividends and Other Distributions. During the Period of Restriction, Participants in whose name Restricted Stock is granted shall be entitled to receive all dividends and other distributions paid with respect to those Shares. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability as the Restricted Stock with respect to which they were distributed.

SECTION 9. PERFORMANCE AWARDS

     9.1 Grant of Performance Awards. Subject to the terms and provisions of the Plan and applicable law, the Committee at any time and from time to time may grant Performance Awards in the form of either Performance Units or Performance Shares to Participants subject to the Performance Goals and Performance Period as it shall determine. The Committee shall have complete discretion in determining the number and value of Performance Units or Performance Shares granted to each Participant. Participants receiving Performance Awards are not required to pay the Company therefore (except for applicable tax withholding) other than the rendering of services.

     9.2 Value of Performance Awards. The Committee shall determine the number and value of Performance Units or Performance Shares granted to each Participant as a Performance Award. The Committee shall set Performance Goals in its discretion for each Participant who is granted a Performance Award. The extent to which such Performance Goals are met will determine the value of the Performance Unit or Performance Share to the Participant. Such Performance Goals may be particular to a Participant, may relate to the performance of the Subsidiary which employs him or her, may be based on the division which employs him or her, may be based on the performance of the Company generally, or a combination of the foregoing. The Performance Goals may be based on achievement of balance sheet or income statement objectives, or any other objectives established by the Committee. The Performance Goals may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. The terms and conditions of each Performance Award will be set forth in an Agreement.

     9.3 Settlement of Performance Awards. After a Performance Period has ended, the holder of a Performance Unit or Performance Share shall be entitled to receive the value thereof based on the degree to which the Performance Goals established by the Committee and set forth in the Agreement have been satisfied.

     9.4 Form of Payment. Payment of the amount to which a Participant shall be entitled upon the settlement of a Performance Award shall be made in cash, Stock, or a combination thereof as determined by the Committee. Payment may be made as prescribed by the Committee.

SECTION 10. BONUS STOCK

     Subject to the terms and provisions of the Plan and applicable law, the Committee, at any time and from time to time, may award Shares of Bonus Stock to Participants without cash consideration. The Committee shall determine and indicate in the related Agreement whether such Shares of Bonus Stock shall be unencumbered of any restrictions (other than those advisable to comply with law) or shall be subject to restrictions and limitations similar to those referred to in Section 9. In the event the Committee assigns any restrictions on the Shares of Bonus Stock then such Shares shall be subject to at least the following restrictions:

          (a) No Shares of Bonus Stock may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated if such Shares are subject to restrictions which have not lapsed or have not been vested.

          (b) If any condition of vesting of the Shares of Bonus Stock are not met, all such Shares subject to such vesting shall be delivered to the Company and cancelled (in a manner determined by the Committee) within 60 days of the failure to meet such conditions without any payment from the Company.

SECTION 11. OTHER STOCK UNIT AWARDS

     11.1 Grant of Other Stock Unit Awards. Subject to the terms and provisions of the Plan and applicable law, the Committee, at any time and from time to time, may issue to Participants, either alone or in addition to other Awards made under the Plan, Other Stock Unit Awards which may be in the form of Common Stock or other securities. The value of each such Award shall be based, in whole or in part, on the value of the underlying Common Stock or other securities. The Committee, in its sole and complete discretion, may determine that an Award, either in the form of an Other Stock Unit Award under this Section 11 or as an Award granted pursuant to Sections 6 through 10, may provide to the Participant
(i) dividends or dividend equivalents (payable on a current or deferred basis) and (ii) cash payments in lieu of or in addition to an Award. Subject to the provisions of the Plan, the Committee in its sole and complete discretion, shall determine the terms, restrictions, conditions, vesting requirements, and payment rules (all of which are sometimes hereinafter collectively referred to as "Rules") of the Award. The Agreement shall specify the Rules of each Award as determined by the Committee. However, each Other Stock Unit Award need not be subject to identical Rules.

     11.2 Rules. The Committee, in its sole and complete discretion, may grant an Other Stock Unit Award subject to the following Rules:

          (a) Common Stock or other securities issued pursuant to Other Stock Unit Awards may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated by a Participant until the expiration of at least six months from the Award Date, except that such limitation shall not apply in the case of death or Disability of the Participant or a Change in Control of the Company. For Participants subject to Section 16 and to the extent Other Stock Unit Awards are deemed to be derivative securities within the meaning of Rule 16b-3, a Participant's rights with respect to such Awards shall not: (i) vest or be exercisable until the expiration of at least six months from the Award Date, nor (ii) be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by laws of descent and distribution. All rights with respect to such Other Stock Unit Awards granted to a Participant shall be exercisable during his or her lifetime only by such Participant or his or her guardian or legal representative.

          (b) Other Stock Unit Awards may require the payment of cash consideration by the Participant upon receipt of the Award or provide that the Award, and any Common Stock or other securities issued in conjunction with the Award be delivered without the payment of cash consideration.

          (c) The Committee, in its sole and complete discretion, may establish certain Performance Criteria that may relate in whole or in part to receipt of an Other Stock Unit Award.

          (d) Other Stock Unit Awards may be subject to a deferred payment schedule and/or vesting over a specified employment period.

          (e) The Committee, in its sole and complete discretion, as a result of certain circumstances, may waive or otherwise remove, in whole or in part, any restriction or condition imposed on an Other Stock Unit Award at the time of grant.

SECTION 12. SPECIAL PROVISIONS APPLICABLE TO COVERED PARTICIPANTS

     Awards subject to Performance Criteria paid to Covered Participants under this Plan shall be governed by the conditions of this Section 12 in addition to the requirements of Sections 8, 9, 10 and 11 above. Should conditions set forth under this Section 12 conflict with the requirements of Sections 8, 9, 10 and 11, the conditions of this Section 12 shall prevail.

          (a) All Performance Measures relating to Covered Participants for a relevant Performance Period shall be established by the Committee in writing prior to the beginning of the Performance Period, or by such other later date for the Performance Period as may be permitted under Section 162(m). Performance Measures may include alternative and multiple Performance Measures and may be based on one or more business criteria. In establishing Performance Measures, the Committee shall consider one or more of the following business or financial goals of the Company: absolute or relative increases in total stockholder return, economic value added, return on capital employed, revenues, sales, net income, earnings per share, return on equity, cash flow, operating margin or net worth of the Company, any of its Subsidiaries, divisions, or other areas of the Company.

          (b) The Performance Measures must be substantially uncertain of attainment at the time established, must be objective and must satisfy third party "objectivity" standards under Section 162(m).

          (c) The Performance Measures shall not allow for any discretion by the Committee as to an increase in any Award, but discretion to lower an Award is permissible.

          (d) The Award and payment of any Award under this Plan to a Covered Participant with respect to a relevant Performance Period shall be contingent upon the attainment of the Performance Measures that are applicable to such Covered Participant. The Committee shall certify in writing prior to payment of any such Award that such applicable Performance Measures relating to the Award are satisfied. Approved minutes of the Committee may be used for this purpose.

          (e) The maximum Award that may be paid to any Covered Participant under the Plan pursuant to Sections 8, 9, 10 and 11 for any Performance Period is the lessor of $1 Million or 100 percent of the Covered Participant's base salary as of the first day of that Performance Period. The maximum number of Shares subject to Options, Stock Appreciation Rights or Restricted Stock granted to any Covered Participant for any fiscal year shall be 300,000.

          (f) All Awards to Covered Participants under this Plan shall be further subject to such other conditions, restrictions, and requirements as the Committee may determine to be necessary to carry out the purpose of this Section 12.

SECTION 13. GENERAL PROVISIONS

     13.1 Plan Term. The Plan was adopted on April 11, 1996 by the Board. Subject to stockholder approval, the Plan shall be effective on July 1, 1996; however, no Stock, rights or Options may be sold, awarded or granted under the Plan until the Company is in receipt of a Registration Statement under the Securities Act covering the Shares to be issued under the Plan. Any Stock, right or Option granted under this Plan prior to stockholder approval of the Plan, shall be granted subject to such approval.

     The Plan terminates December 31, 2006; however, all Awards made prior to, and outstanding on such date, shall remain valid in accordance with their terms and conditions.

     13.2 Withholding. The Company shall have the right to deduct or withhold, or require a Participant to remit to the Company, any taxes required by law to be withheld from Awards. In the event an Award is paid in the form of Common Stock, the Committee may require the Participant to remit to the Company the amount of any taxes required to be withheld from such payment in Common Stock, or, in lieu thereof, the Company may withhold (or the Participant may be provided the opportunity to elect to tender) the number of shares of Common Stock equal in Fair Market Value to the amount required to be withheld.

     13.3 Awards. Each Award shall be evidenced in a corresponding Agreement provided in writing to the Participant, which shall specify the terms, conditions and any Rules applicable to the Award, including but not limited to the effect of a Change in Control, or death, Disability, Divestiture, Early Retirement, Normal Retirement or other termination of employment of the Participant on the Award.

     13.4 Nontransferability. No Award may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, except by will or the laws of descent and distribution or, except in the case of an ISO, by a qualified domestic relations order. Further, no lien, obligation, or liability of the Participant may be assigned to any right or interest of any Participant in an Award.

     13.5 No Right to Employment. No granting of an Award shall be construed as a right to employment with the Company.

     13.6 Rights as Stockholder. Subject to the Award provisions, no Participant or Designated Beneficiary shall be deemed a stockholder of the Company nor have any rights as such with respect to any Shares to be provided under the Plan until he or she has become the holder of such Shares. Notwithstanding the aforementioned, with respect to Stock granted as Restricted Stock, Bonus Stock or Other Stock Unit Awards under this Plan, the Participant or Designated Beneficiary of such Award shall be deemed the owner of such Shares provided herein. As such, unless contrary to the provisions herein or in any such related Agreement, such stockholder shall be entitled to full voting, dividend and distribution rights as provided any other Company stockholder for as long as the Participant continues to be deemed the owner of such stock.

     13.7 Construction of the Plan. The Plan, and its rules, rights, agreements and regulations, shall be governed, construed, interpreted and administered solely in accordance with the laws of the state of Delaware. In the event any provision of the Plan shall be held invalid, illegal or unenforceable, in whole or in part, for any reason, such determination shall not affect the validity, legality or enforceability of any remaining provision, portion of provision or Plan overall, which shall remain in full force and effect as if the Plan had been absent the invalid, illegal or unenforceable provision or portion thereof.

     13.8 Amendment of Plan. The Committee or Board of Directors may amend, suspend, or terminate the Plan or any portion thereof at any time, provided such amendment is made with stockholder approval if such approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval which is a requirement for exemptive relief under Section 16(b) of the Exchange Act or which is a requirement for the performance-based compensation exemption under Section 162(m). The Committee in its discretion may amend the Plan so as to conform with local rules and regulations subject to any provisions to the contrary specified herein.

     13.9 Amendment of Award. In its sole and complete discretion, the Committee may at any time amend any Award for the following reasons: (i) additions and/or changes to the Code, any federal or state securities law, or other law or regulations applicable to the Award, made prior to the Date of Grant, and such additions and/or changes have some effect on the Award; or (ii) any other event not described in clause (i) occurs and the Participant gives his or her consent to such amendment, provided however, except for capital adjustments described in
Section 5.4, the Committee may not reduce the Exercise Price of an Award.

     13.10 Exemption from Computation of Compensation for Other Purposes. By acceptance of an applicable Award, subject to the conditions of such Award, each Participant shall be considered in agreement that all Shares sold or awarded and all Options granted under this Plan shall be considered special incentive compensation and will be exempt from inclusion as "wages" or "salary" in pension, retirement, life insurance, and other employee benefits arrangements of the Company, except as determined otherwise by the Company. In addition, each Designated Beneficiary of a deceased Participant shall be in agreement that all such Awards will be exempt from inclusion in "wages" or "salary" for purposes of calculating benefits of any life insurance coverage sponsored by the Company.

     13.11 Legend. In its sole and complete discretion, the Committee may elect to legend certificates representing Shares sold or awarded under the Plan, to make appropriate references to the restrictions imposed on such shares.

     13.12 Certain Participants. All Agreements for Participants subject to
Section 16(b) of the Exchange Act shall be deemed to include any such additional terms, conditions, limitations and provisions as Rule 16b-3 requires, unless the Committee in its discretion determines that any such Award should not be governed by Rule 16b-3. All performance-based Awards shall be deemed to include any such additional terms, conditions, limitations and provisions as are necessary to comply with the performance-based compensation exemption of Section 162(m) unless the Committee in its discretion determines that any such Award to a Covered Participant is not intended to qualify for the exemption for performance-based compensation under Section 162(m).

     13.13 Change in Control. In the event of a Change in Control, the Committee is permitted to accelerate the payment or vesting and release any restrictions on any Awards.

================================================================================

                          BEVERLY ENTERPRISES, INC.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints David R. Banks, Boyd W. Hendrickson and Robert W. Pommerville, each of them, as proxies, each with the power to appoint his substitute, to represent and to vote as designated on the reverse side, all the shares of common stock of Beverly Enterprises, Inc. held of record by the undersigned on April 15, 1996 at the Annual Meeting of Stockholders to be held on June 13, 1996 and any and all adjournments or postponements thereof.

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any and all adjournments or postponements thereof. This Proxy when properly executed will be voted in the manner directed herein by the undersigned. If no specification is made, the Proxy will be voted FOR the election of the directors named in the Proxy Statement; FOR the approval of the Beverly Enterprises, Inc. 1996 Long-Term Incentive Plan; and FOR the appointment of Ernst & Young LLP as independent auditors for 1996.



                    (Continued and to be signed and dated on the reverse side.)

/ / YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF PROPOSALS 1, 2, AND 3.

1. ELECTION OF DIRECTORS: Beryl F. Anthony, Jr., David R. Banks, James R. Greene, Boyd W. Hendrickson, Edith E. Holiday, Jon E.M. Jacoby, Risa J. LaVizzo-Mourey, M.D., Louis W. Menk and Marilyn R. Seymann.

          FOR EACH NOMINEE                       WITHHOLD AUTHORITY
          LISTED ABOVE                           TO VOTE FOR EACH NOMINEE ABOVE

(INSTRUCTION: To withhold authority to vote for any individual nominee or nominees, write that name or names on the space provided below.)

________________________________________________________________________________
If any nominee named above declines or is unable to serve as a director, the persons named as proxies, and each of them shall have full discretion to vote for any other person who may be nominated.

                                    APPROVAL     DISAPPROVAL       ABSTENTION
                                       OF             OF        WITH RESPECT TO

2. Beverly Enterprises, Inc.
   1996 Long-Term Incentive Plan

                                    APPROVAL     DISAPPROVAL       ABSTENTION
                                       OF             OF        WITH RESPECT TO
3. Appointment of Ernst & Young
   LLP as Independent Auditors
   for 1996.

                 NOTE: Please sign exactly as name appears on this Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                 Dated: ________________________________________________, 1996

                 _____________________________________________________________

                 _____________________________________________________________
                                  Signature of Stockholder(s)

                 Please sign, date and return today in the enclosed envelope. This Proxy will not be used if you attend the meeting in person and so request.

                 Votes must be indicated (X) in Black or Blue Ink.



Please date, sign and return promptly in the accompanying envelope.